MARCH 12, 2003                                                     JPMCC 2003-C1

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                      STRUCTURAL AND COLLATERAL TERM SHEET
-------------------------------------------------------------------------------

                             ----------------------

                                  $954,234,000

                                  (Approximate)


             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

                                 SERIES 2003-C1

                             ----------------------

                               JPMORGAN CHASE BANK

                          SALOMON BROTHERS REALTY CORP.

                                    CIBC INC.

                         COMMERZBANK AG, NEW YORK BRANCH

                              Mortgage Loan Sellers




JPMORGAN                        CIBC WORLD MARKETS          SALOMON SMITH BARNEY

                           CREDIT SUISSE FIRST BOSTON

The analyses in this report are based upon information provided by JPMorgan Chase Bank, Salomon Brothers Realty Corp., CIBC Inc. and Commerzbank AG, New York Branch (the "Sellers"). J.P. Morgan Securities Inc., Salomon Smith Barney Inc., CIBC World Markets Corp. and Credit Suisse First Boston LLC (the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable Prospectus and Prospectus Supplement. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the Prospectus and Prospectus Supplement relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the Securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.
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


STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------------------
                                     KEY FEATURES
--------------------------------------------------------------------------------------------
CO-LEAD MANAGERS:                        J.P. Morgan Securities Inc. (Joint Bookrunner)
                                         Salomon Smith Barney Inc. (Joint Bookrunner)
                                         CIBC World Markets Corp.
CO-MANAGER:                              Credit Suisse First Boston LLC
MORTGAGE LOAN SELLERS:                   JPMorgan Chase Bank (43.9%)
                                         Salomon Brothers Realty Corp. (37.0%)
                                         CIBC Inc. (11.6%)
                                         Commerzbank AG, New York Branch (7.5%)
MASTER SERVICER:                         Wachovia Bank, National Association
SPECIAL SERVICER:                        Lend Lease Asset Management, L.P.
TRUSTEE:                                 Wells Fargo Bank Minnesota, N.A.
RATING AGENCIES:                         Moody's Investors Service, Inc.
                                         Standard & Poor's Ratings Services
PRICING DATE:                            On or about March 20, 2003
CLOSING DATE:                            On or about March 28, 2003
CUT-OFF DATE:                            March 2003
DISTRIBUTION DATE:                       12th of each month, or if the 12th day is not a
                                         business day, on the next succeeding business
                                         day, beginning in April 2003
PAYMENT DELAY:                           11 days
TAX STATUS:                              REMIC
ERISA CONSIDERATION:                     Class A-1, A-2, B, C, D & E
OPTIONAL TERMINATION:                    1.0% (Clean-up Call)
MINIMUM DENOMINATIONS:                   $10,000 ($100,000 for Class X-1& X-2 certificates)
SETTLEMENT TERMS:                        DTC, Euroclear and Clearstream Banking

--------------------------------------------------------------------------------------------
                                COLLATERAL CHARACTERISTICS
--------------------------------------------------------------------------------------------

INITIAL POOL BALANCE (IPB):                                                  $1,067,674,505
NUMBER OF MORTGAGED LOANS:                                                              104
NUMBER OF MORTGAGED PROPERTIES:                                                         108
AVERAGE CUT-OFF BALANCE PER LOAN:                                              $ 10,226,101
AVERAGE CUT-OFF BALANCE PER PROPERTY:                                            $9,885,875
WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:                                        6.2132%
WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR:                                              1.58x
WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE (LTV):                                    69.9%
WEIGHTED AVERAGE MATURITY DATE LTV:                                                   57.0%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS):                                   118
WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (MONTHS):                                   347
WEIGHTED AVERAGE SEASONING (MONTHS):                                                      5
10 LARGEST LOANS AS % OF IPB:                                                         43.4%
% OF LOANS WITH ADDITIONAL DEBT:                                                      14.3%
% OF LOANS WITH SINGLE TENANTS:                                                       11.6%


                                     2 of 55

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

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                        APPROXIMATE SECURITIES STRUCTURE
--------------------------------------------------------------------------------

PUBLICLY OFFERED CLASSES
------------------------

------------------------------------------------------------------------------------------------------------------------------------
                EXPECTED RATINGS        APPROXIMATE FACE      CREDIT SUPPORT      EXPECTED WEIGHTED
    CLASS        (MOODY'S/S&P)               AMOUNT          (% OF BALANCE)(1)    AVG. LIFE (YEARS)       EXPECTED PAYMENT WINDOW
------------------------------------------------------------------------------------------------------------------------------------
A-1                 Aaa/AAA               $267,000,000             19.250%                5.70                    04/03-07/12
A-2                 Aaa/AAA               $595,147,000             19.250%                9.63                    07/12-01/13
B                    Aa2/AA                $34,700,000             16.000%                9.79                    01/13-01/13
C                   Aa3/AA-                $10,676,000             15.000%                9.79                    01/13-01/13
D                     A2/A                 $32,031,000             12.000%                9.85                    01/13-02/13
E                    A3/A-                 $14,680,000             10.625%                9.90                    02/13-03/13
------------------------------------------------------------------------------------------------------------------------------------

PRIVATELY OFFERED CLASSES
-------------------------

------------------------------------------------------------------------------------------------------------------------------------
                EXPECTED RATINGS       APPROXIMATE FACE        CREDIT SUPPORT      EXPECTED WEIGHTED
    CLASS        (MOODY'S/S&P)              AMOUNT             (% OF BALANCE)       AVG. LIFE (YEARS)     EXPECTED PAYMENT WINDOW
------------------------------------------------------------------------------------------------------------------------------------
X-1                 Aaa/AAA             $1,067,674,504(2)              N/A                 N/A                      N/A
X-2                 Aaa/AAA             $1,023,168,000(2)              N/A                 N/A                      N/A
F                  Baa1/BBB+               $17,350,000              9.000%                 N/A                      N/A
G                   Baa2/BBB               $17,350,000              7.375%                 N/A                      N/A
H                  Baa3/BBB-               $12,011,000              6.250%                 N/A                      N/A
J                   Ba1/BB+                $16,015,000              4.750%                 N/A                      N/A
K                    Ba2/BB                $10,677,000              3.750%                 N/A                      N/A
L                   Ba3/BB-                 $6,673,000              3.125%                 N/A                      N/A
M                    B1/B+                  $8,007,000              2.375%                 N/A                      N/A
N                     B2/B                  $4,004,000              2.000%                 N/A                      N/A
P                    B3/B-                  $1,776,000              1.834%                 N/A                      N/A
NR                     NR                  $19,577,504                 N/A                 N/A                      N/A
CM-1               Baa1/BBB+                $2,315,882                 N/A                 N/A                      N/A
CM-2               Baa2/BBB+                $4,259,161                 N/A                 N/A                      N/A
CM-3               Baa3/BBB+               $14,363,563                 N/A                 N/A                      N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) The credit support percentages set forth are for Class A-1 and Class A-2 certificates represented in the aggregate.
(2)  Notional Amount



                                     3 of 55

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

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

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                              STRUCTURAL OVERVIEW
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--------------------------------------------------------------------------------
o Interest payments will be pro-rata to the Class A-1, A-2 (the foregoing classes, together, the "Class A Certificates"), X-1 and X-2 Certificates and then, after payment of the principal distribution amount to such Classes (other than the Class X-1 and Class X-2 Certificates), interest will be paid sequentially to the Class B, C, D, E, F, G, H, J, K, L, M, N, P and NR Certificates.

o The pass-through rate for the Class A-1, A-2, B, C, D, E, F, G, H, J, K, L, M, N, P and NR Certificates will be either a fixed rate or a rate based on the weighted average of the remittance rates on the mortgage loans. In the aggregate, the Class X-1 and X-2 Certificates will receive the net interest on the mortgage loans less the interest paid on the other Certificates.

o    All Classes offered will accrue interest on a 30/360 basis.

o Principal payments will be paid sequentially to the Class A-1, A-2, B, C, D, E, F, G, H, J, K, L, M, N, P and NR Certificates, until each Class is retired. The Class X-1 and X-2 Certificates do not have a class principal balance and are therefore not entitled to any principal distributions.

o Losses will be born by the Classes (other than the Classes X-1 and X-2 Certificates) in reverse sequential order, from the Class NR
     Certificates up to the Class B Certificates and then pro-rata to the Class A-1 and A-2 Certificates.

o If the principal balance of the mortgage pool is less than or equal to the aggregate class principal balance of the Class A-1 and Class A-2 Certificates, principal distributions will be allocated pro-rata to the Class A-1 and A-2 Certificates.

o Yield maintenance charges calculated by reference to a U.S. Treasury rate to the extent received will be allocated first to the offered Certificates and the Class F, G and H Certificates, according to a specified formula, with any remaining amount payable to the Class X-1 Certificates. For the amount payable to any interest-bearing Class, the formula is as follows:

                                   Principal Paid to Class      (Pass-Through Rate on Class - Discount Rate)
     Yield Maintenance Charge  x  -------------------------  x  ---------------------------------------------
                                    Total Principal Paid           (Mortgage Rate on Loan - Discount Rate)

o The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such adjustment is determined, the interest portion of any P&I Advance will be reduced in proportion to such adjustment.

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                                     4 of 55

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

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                             GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  NUMBER OF
            STATE                 PROPERTIES         CUT-OFF DATE BALANCE       % OF IPB             WA LTV              WA UW DSCR
------------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA                          4                $182,021,541             17.0%               61.0%                1.82x
CALIFORNIA                             15                 135,237,777             12.7                75.0                 1.40x
  Northern California                   5                  33,841,194              3.2                76.3                 1.32x
  Southern California                  10                 101,396,583              9.5                74.6                 1.43x
VIRGINIA                                7                 109,036,729             10.2                68.7                 1.49x
TEXAS                                  10                  91,757,589              8.6                75.4                 1.36x
NEVADA                                  3                  75,429,144              7.1                76.6                 1.27x
FLORIDA                                 8                  71,482,436              6.7                71.8                 1.42x
NEW JERSEY                              3                  55,653,951              5.2                51.5                 2.04x
LESS THAN 5%                           58                 347,055,339             32.5                72.6                 1.64x
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                108              $1,067,674,505            100.0%               69.9%                1.58x
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           PROPERTY TYPE DISTRIBUTION
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      NUMBER OF       CUT-OFF DATE
      PROPERTY TYPE          SUB PROPERTY TYPE       PROPERTIES         BALANCE          % OF IPB       WA LTV           WA UW DSCR
------------------------------------------------------------------------------------------------------------------------------------
RETAIL                     ANCHORED                       32          $274,380,964         25.7%         71.7%              1.45x
                           REGIONAL MALL                   2          $204,023,895         19.1%         64.5%              1.82x
                           UNANCHORED                      3           $21,161,521          2.0%         68.6%              1.41x
                           SHADOW ANCHORED                 7           $29,069,192          2.7%         75.4%              1.39x
                           SUBTOTAL                       44          $528,635,572         49.5%         69.0%              1.59x
------------------------------------------------------------------------------------------------------------------------------------
OFFICE                     SUBURBAN                       16          $138,924,939         13.0%         64.1%              1.68x
                           CBD                            11          $105,140,494          9.8%         69.8%              1.50x
                           SUBTOTAL                       27          $244,065,432         22.9%         66.6%              1.60x
------------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY                GARDEN                         16          $117,645,883         11.0%         77.1%              1.33x
                           MID/HIGH RISE                   2           $10,695,366          1.0%         75.4%              1.43x
                           CO-OP                           1            $2,200,000          0.2%          5.0%             27.07x
                           SUBTOTAL                       19          $130,541,249         12.2%         75.7%              1.77x
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                 FLEX                            4           $71,897,304          6.7%         73.0%              1.33x
                           WAREHOUSE/DISTRIBUTION          3            $9,348,696          0.9%         72.2%              1.32x
                           SUBTOTAL                        7           $81,246,001          7.6%         72.9%              1.33x
------------------------------------------------------------------------------------------------------------------------------------
MIXED USE                  OFFICE/RETAIL                   3           $39,928,291          3.7%         75.1%              1.42x
------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING       MANUFACTURED HOUSING            6           $23,922,042          2.2%         77.7%              1.42x
------------------------------------------------------------------------------------------------------------------------------------
HOTEL                      EXTENDED STAY                   1           $14,000,000          1.3%         63.6%              1.50x
------------------------------------------------------------------------------------------------------------------------------------
SELF STORAGE               SELF STORAGE                    1            $5,965,918          0.6%         69.4%              1.62x
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                   108        $1,067,674,505        100.0%         69.9%              1.58x
------------------------------------------------------------------------------------------------------------------------------------


                                     5 of 55

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                              COLLATERAL STATISTICS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  CUT-OFF DATE PRINCIPAL BALANCE
      RANGE OF PRINCIPAL
         BALANCES                NUMBER OF LOANS      PRINCIPAL BALANCE      % OF IPB          WA LTV                WA UW DSCR
------------------------------------------------------------------------------------------------------------------------------------
$997,838 - $1,999,999                  7                 $9,557,757             0.9%            72.6%                   1.34x
$2,000,000 - $2,999,999               17                 44,194,234             4.1             66.3                    2.71x
$3,000,000 - $3,999,999               17                 58,599,103             5.5             72.9                    1.43x
$4,000,000 - $4,999,999               14                 63,968,249             6.0             73.5                    1.38x
$5,000,000 - $6,999,999               10                 56,425,954             5.3             72.8                    1.54x
$7,000,000 - $9,999,999               10                 86,894,190             8.1             76.2                    1.41x
$10,000,000 - $14,999,999             10                127,650,882            12.0             69.5                    1.45x
$15,000,000 - $24,999,999              9                173,474,999            16.2             74.3                    1.37x
$25,000,000 - $49,999,999              9                287,376,896            26.9             69.1                    1.58x
$50,000,000 - $159,541,999             1                159,532,240            14.9             60.7                    1.87x
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              104             $1,067,674,505           100.0%            69.9%                   1.58x
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE PER LOAN:               $10,266,101
AVERAGE PER PROPERTY:            $9,885,875
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     RANGE OF MORTGAGE INTEREST RATES
RANGE OF MORTGAGE
  INTEREST RATES               NUMBER OF LOANS       PRINCIPAL BALANCE      % OF IPB          WA LTV                WA UW DSCR
------------------------------------------------------------------------------------------------------------------------------------
5.1000% - 5.4999%                      6                $88,771,556             8.3%            49.8%                   2.66x
5.5000% - 5.9999%                     25                263,871,637            24.7             73.5                    1.44x
6.0000% - 6.4999%                     40                463,242,805            43.4             70.3                    1.58x
6.5000% - 6.9999%                     21                186,650,159            17.5             72.4                    1.36x
7.0000% - 7.4999%                      7                 43,125,921             4.0             76.6                    1.29x
7.5000% - 7.9999%                      4                  9,441,334             0.9             73.0                    1.31x
8.0000% - 9.4800%                      1                 12,571,094             1.2             57.1                    1.63x
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              104             $1,067,674,505           100.0%            69.9%                   1.58x
------------------------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE MORTGAGE RATE:                    6.2132%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   ORIGINAL TERM TO MATURITY IN MONTHS
ORIGINAL TERM
 TO  MATURITY                  NUMBER OF LOANS       PRINCIPAL BALANCE       % OF IPB          WA LTV                WA UW DSCR
------------------------------------------------------------------------------------------------------------------------------------
60 - 110                              12                $84,819,479             7.9%            72.1%                   1.44x
111 - 120                             85                925,541,088            86.7             69.9                    1.55x
121 - 240                              6                 44,742,845             4.2             69.1                    2.57x
241 - 360                              1                 12,571,094             1.2             57.1                    1.63x
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              104             $1,067,674,505           100.0%            69.9%                   1.58x
------------------------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY:        124
------------------------------------------------------------------------------------------------------------------------------------

                                     6 of 55

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                              COLLATERAL STATISTICS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                           REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
   RANGE OF REMAINING
   TERMS TO MATURITY           NUMBER OF LOANS       PRINCIPAL BALANCE       % OF IPB          WA LTV                WA UW DSCR
-----------------------------------------------------------------------------------------------------------------------------------
54 - 110                              17               $117,593,101           11.0%             73.5%                   1.39x
111 - 120                             80                892,767,466            83.6             69.6                    1.56x
121 - 238                              7                 57,313,938             5.4             66.5                    2.36x
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              104             $1,067,674,505           100.0%            69.9%                   1.58x
-----------------------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE REMAINING TERM TO MATURITY/ARD:     118
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                  ORIGINAL AMORTIZATION TERM IN MONTHS(1)
    ORIGINAL
AMORTIZATION TERM              NUMBER OF LOANS      PRINCIPAL BALANCE        % OF IPB          WA LTV                WA UW DSCR
-----------------------------------------------------------------------------------------------------------------------------------
192 - 240                              9                $63,312,046             6.0%            68.3%                   1.35x
241 - 300                             13                 72,289,474             6.8             70.4                    1.44x
331 - 360                             80                924,572,985            87.2             70.3                    1.54x
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              102             $1,060,174,505           100.0%            70.2%                   1.52x
-----------------------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM:         347
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                 REMAINING AMORTIZATION TERM IN MONTHS(1)
    REMAINING
AMORTIZATION TERM              NUMBER OF LOANS      PRINCIPAL BALANCE        % OF IPB          WA LTV                WA UW DSCR
-----------------------------------------------------------------------------------------------------------------------------------
188 - 240                             10                $75,883,139             7.2%            66.4%                   1.40x
241 - 300                             13                 72,289,474             6.8             70.4                    1.44x
331 - 360                             79                912,001,891              86             70.5                    1.54x
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              102             $1,060,174,505           100.0%            70.2%                   1.52x
-----------------------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE REMAINING AMORTIZATION TERM:              343
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                        AMORTIZATION TYPES

    AMORTIZED TYPES           NUMBER OF LOANS      PRINCIPAL BALANCE        % OF IPB           WA LTV                WA UW DSCR
-----------------------------------------------------------------------------------------------------------------------------------
BALLOON LOANS                         75               $759,660,564            71.2%            71.6%                   1.52x
ARD LOANS                             17                139,150,003            13.0             63.2                    1.66x
PARTIAL INTEREST-ONLY                  5                118,821,094            11.1             68.5                    1.50x
FULLY AMORTIZING                       5                 42,542,845             4.0             72.4                    1.30x
INTEREST ONLY                          2                  7,500,000             0.7             30.6                    9.93x
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              104             $1,067,674,505           100.0%            69.9%                   1.58x
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Excludes loans that are interest only for the entire term.


                                     7 of 55

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

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1


--------------------------------------------------------------------------------
                              COLLATERAL STATISTICS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                           UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS

      UW DSCR                  NUMBER OF LOANS      PRINCIPAL BALANCE       % OF IPB           WA LTV                WA UW DSCR
------------------------------------------------------------------------------------------------------------------------------------
LESS THAN 1.19X                        1                 $7,305,000             0.7%            78.5%                   1.09x
1.20X - 1.29X                         14                132,009,658            12.4             78.4                    1.24x
1.30X - 1.34X                         14                140,425,520            13.2             76.2                    1.31x
1.35X - 1.39X                         26                155,249,814            14.5             75.0                    1.37x
1.40X - 1.44X                         12                114,525,415            10.7             74.8                    1.42x
1.45X - 1.49X                         11                 76,351,954             7.2             74.1                    1.47x
1.50X - 1.69X                         18                202,556,889              19             69.3                    1.56x
1.70X - 1.99X                          4                167,692,568            15.7             60.3                    1.87x
2.00X - 2.99X                          3                 69,357,689             6.5             42.9                    2.28x
GREATER THAN 3.00X                     1                  2,200,000             0.2              5.0                   27.07x
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              104             $1,067,674,505           100.0%            69.9%                   1.58x
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    LTV RATIOS AS OF THE CUT-OFF DATE

 CUT-OFF LTV                  NUMBER OF LOANS      PRINCIPAL BALANCE        % OF IPB           WA LTV                WA UW DSCR
------------------------------------------------------------------------------------------------------------------------------------
5.0% - 49.9%                           4                $71,557,689             6.7%            41.7%                   3.04x
50.0% - 59.9%                          5                 34,995,299             3.3             56.0                    1.63x
60.0% - 64.9%                          6                184,784,574            17.3             61.0                    1.82x
65.0% - 69.9%                         13                114,376,633            10.7             67.9                    1.49x
70.0% - 74.9%                         29                164,306,825            15.4             73.0                    1.42x
75.0% - 80.0%                         47                497,653,485            46.6             77.7                    1.36x
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              104             $1,067,674,505           100.0%            69.9%                   1.58x
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    LTV RATIOS AS OF THE MATURITY DATE

MATURITY LTV                   NUMBER OF LOANS     PRINCIPAL BALANCE        % OF IPB      WA MATURITY LTV            WA UW DSCR
------------------------------------------------------------------------------------------------------------------------------------
0.0% - 29.9%                           7                $57,313,938             5.4%             4.8%                   2.36x
30.0% - 49.9%                         10                 99,711,591             9.3             38.3                    2.05x
50.0% - 59.9%                         20                301,821,431            28.3             54.6                    1.69x
60.0% - 64.9%                         26                184,726,946            17.3             63.3                    1.43x
65.0% - 69.9%                         35                385,978,277            36.2             67.1                    1.35x
70.0% - 74.2%                          6                 38,122,321             3.6             72.2                    1.39x
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              104             $1,067,674,505           100.0%            57.0%                   1.58x
------------------------------------------------------------------------------------------------------------------------------------



                                     8 of 55

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DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                              COLLATERAL STATISTICS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         CURRENT OCCUPANCY RATES
CURRENT OCCUPANCY
      RATES                    NUMBER OF LOANS     PRINCIPAL BALANCE         % OF IPB             WA LTV             WA UW DSCR
------------------------------------------------------------------------------------------------------------------------------------
77.6 - 85.0                            5                $48,158,240             4.6%               57.1%                1.76x
85.1 - 90.0                            7                 99,411,807             9.4                75.9                 1.53x
90.1 - 95.0                           12                256,522,815            24.3                65.0                 1.71x
95.1 - 100.0                          79                649,581,643            61.6                72.0                 1.53x
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              103             $1,053,674,505           100.0%               70.0%                1.58x
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           YEAR BUILT/RENOVATED
    YEAR
BUILT/RENOVATED                NUMBER OF LOANS      PRINCIPAL BALANCE        % OF IPB             WA LTV             WA UW DSCR
------------------------------------------------------------------------------------------------------------------------------------
1960 - 1969                            4                $40,364,002             3.8%               73.5%                1.47x
1970 - 1979                            6                 28,727,331             2.7                76.2                 1.38x
1980 - 1989                           23                202,192,562            18.9                72.9                 1.66x
1990 - 1999                           31                459,394,271            43.0                67.5                 1.65x
2000 - 2002                           44                336,996,339            31.6                70.3                 1.49x
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              108             $1,067,674,505           100.0%               69.9%                1.58x
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          PREPAYMENT PROTECTION
   PREPAYMENT
   PROTECTION                  NUMBER OF LOANS      PRINCIPAL BALANCE         % OF IPB            WA LTV              WA UW DSCR
------------------------------------------------------------------------------------------------------------------------------------
DEFEASANCE                            99             $1,024,320,483             95.9%              70.0%                1.59x
YIELD MAINTENANCE                      5                 43,354,022              4.1               67.8                 1.49x
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              104             $1,067,674,505            100.0%              69.9%                1.58x
------------------------------------------------------------------------------------------------------------------------------------


                                     9 of 55

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

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                              TOP 10 MORTGAGE LOANS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  LOAN            LOAN NAME                CUT-OFF DATE     % OF     SQUARE FEET/   LOAN PER     UW     CUTOFF LTV     PROPERTY
SELLER(1)         (LOCATION)                  BALANCE        IPB         UNIT        SF/UNIT    DSCR       RATIO         TYPE
------------------------------------------------------------------------------------------------------------------------------------
JPMCB/CB   Concord Mills
           (Concord, NC)                   $159,532,240     14.9%    1,257,201 SF     $127      1.87x      60.7%     Regional Mall

JPMCB      Crossroads Mall
           (Omaha, NE)                       44,491,654      4.2%      452,786 SF      $99      1.64x      77.9%     Regional Mall

SBRC       Crossways Newington Portfolio
           (Chesapeake and Lorton, VA)       43,765,312      4.1%      811,197 SF      $54      1.30x      75.2%     Industrial Flex

SBRC       Bishops Gate
           (Mount Laurel, NJ)                38,057,689      3.6%      483,896 SF      $79      2.30x      42.3%     Suburban Office

SBRC       Sunmark Plaza
           (Henderson, NV)                   35,900,000      3.4%      281,171 SF     $128      1.20x      80.0%     Anchored Retail

SBRC       Somerset Shoppes
           (Boca Raton, FL)                  29,865,804      2.8%      186,478 SF     $161      1.37x      78.2%     Anchored Retail

CIBC       Westheimer at Sage Office/
           Retail Complex
           (Houston, TX)                     29,625,000      2.8%      423,869 SF      $70      1.44x      75.0%     Office/Retail

SBRC       Torrance Crossroads
           (Torrance, CA)                    29,600,000      2.8%      128,123 SF     $231      1.26x      79.6%     Anchored Retail

JPMCB      Prince Georges Metro Center IV
           (Hyattsville, MD)                 27,000,000      2.5%      178,450 SF     $151      1.50x      67.5%     Suburban Office

JPMCB      Springfield Plaza
           (Springfield, VA)                 26,000,000      2.4%      263,774 SF      $99      2.14x      44.0%     Anchored Retail
------------------------------------------------------------------------------------------------------------------------------------
           TOTAL/WEIGHTED AVERAGE:         $463,837,699     43.4%                               1.67x      66.4%
------------------------------------------------------------------------------------------------------------------------------------

(1) "JPMCB" = JPMORGAN CHASE BANK; "SBRC" = SALOMON BROTHERS REALTY CORP; "CIBC" = CIBC INC.; "CB" = COMMERZBANK AG, NEW YORK BRANCH


                                     10 of 55

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


STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1









                      [THIS PAGE INTENTIONALLY LEFT BLANK]






                                     11 of 55

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

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1


--------------------------------------------------------------------------------
                                  CONCORD MILLS
--------------------------------------------------------------------------------





                       [PICTURE OF CONCORD MILLS OMITTED]

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                                    12 of 55

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                  CONCORD MILLS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:              $160,000,000 (Pooled component)
CUT-OFF PRINCIPAL BALANCE:               $159,532,240 (Pooled component)
% OF POOL BY IPB:                        14.9%
LOAN SELLER:                             JPMCB & CB(1)
BORROWER:                                Concord Mills Mall Limited Partnership
SPONSOR:                                 The Mills Corporation
ORIGINATION DATE:                        11/22/02
INTEREST RATE:                           6.2418%
INTEREST ONLY PERIOD:                    NAP
MATURITY DATE:                           12/7/12
AMORTIZATION TYPE:                       Balloon
ORIGINAL AMORTIZATION:                   360
REMAINING AMORTIZATION:                  357
CALL PROTECTION:                         L(24),Def(92),O(1)
CROSS-COLLATERALIZATION:                 NAP
LOCK BOX:                                CMA
ADDITIONAL DEBT:                         $20,938,606
ADDITIONAL DEBT TYPE:                    Non-Pooled Component
LOAN PURPOSE:                            Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee Simple
PROPERTY TYPE:                          Regional Mall
SQUARE FOOTAGE:                         1,257,201
LOCATION:                               Concord, NC
YEAR BUILT/RENOVATED:                   1999
OCCUPANCY:                              94.9%
INLINE OCCUPANCY:                       88.5%
OCCUPANCY DATE:                         12/17/02
INLINE SALES/SF:                        $324(1)
OCCUPANCY COST:                         12.5%(2)
NUMBER OF TENANTS:                      151
HISTORICAL NOI:
                2000:                   $21,997,857
                2001:                   $21,792,666
                2002:                   $22,088,810 (TTM as of 10/31/02)
UW NOI:                                 $23,429,228
UW NET CASH FLOW:                       $22,196,092
APPRAISED VALUE:                        $263,000,000
APPRAISAL DATE:                         10/18/02
--------------------------------------------------------------------------------
(1) The loan was jointly originated by JPMorganChase Bank & Commerzbank AG, New York Branch
     Comparable sales for non-major tenants for the twelve months ended
     October 2002
(2)  Total In-line occupancy cost for the twelve months ended October 2002


--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                         INITIAL         MONTHLY
                                      ------------------------------------------
                        Taxes:          $1,601,518        $123,194
                        CapEx:                  $0         $26,084
                        Other:          $6,384,227(3)           $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $127
CUT OFF DATE LTV:                       60.7%
MATURITY LTV:                           51.9%
UW DSCR:                                1.87x
--------------------------------------------------------------------------------
(3) For details on the Other Initial Reserves see the Collateral Description on the next page.

------------------------------------------------------------------------------------------------------------------------------------
                                                           MAJOR TENANTS
                                                                                                                            LEASE
                                                                   MOODY'S/    SQUARE    % OF                    BASE     EXPIRATION
TENANT NAME                 PARENT COMPANY                         S&P(4)       FEET      GLA      SALES PSF   RENT PSF      YEAR
------------------------------------------------------------------------------------------------------------------------------------
BASS PRO OUTDOOR WORLD      Bass Pro Shops                          NR/NR     134,790    10.7%        $381       $9.09       2014
BURLINGTON COAT FACTORY     Burlington Coat Factory (NYSE: BCF)     NR/NR     100,498     8.0%        $118       $5.00       2010
AMC THEATER                 AMC Entertainment Inc (NYSE: AEN)       B2/B       83,732     6.7%    $345,000(5)   $21.00       2019
JILLIAN'S                   Jillian's Entertainment Holdings Inc    NR/NR      53,077     4.2%        $119      $15.07       2009
T.J. MAXX                   TJX Cos Inc (NYSE: TJX)                 A3/A       51,937     4.1%        $150       $8.26       2009
BED BATH & BEYOND           Bed Bath & Beyond Inc (NSDQ: BBBY)     NR/BBB-     35,515     2.8%        $228       $9.25       2015
SAKS FIFTH AVENUE           Saks Inc (NYSE: SKS)                    B1/BB      26,570     2.1%        $206       $7.00       2009
------------------------------------------------------------------------------------------------------------------------------------

(4) Ratings provided are the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease
(5)  Per Screen


                                    13 of 55

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

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                  CONCORD MILLS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
The Concord Mills Mall Loan was made to Concord Mills Mall Limited Partnership, a special purpose limited partnership that is jointly owned by The Mills Limited Partnership and entities controlled by the KanAm Group. The Mills Limited Partnership is the operating partnership of The Mills Corporation (NYSE: MLS). The Mills Corporation conducts all of its business through the Mills Partnership, in which it owned, as of December 31, 2002, a 1% interest as the sole general partner and a 71.7% interest as a limited partner. The Mills Corporation is a self managed real estate investment trust based in Arlington, Virginia, which owns and operates super-regional, retail, and entertainment-oriented malls. The Mills Corporation currently owns a portfolio of 20 retail and entertainment destinations totaling approximately 25 million square feet in 17 states. In addition, the company currently has five projects under construction and/or development in the United States and two internationally:
Toronto, Canada and Madrid, Spain.

The KanAm Group, headquartered in Munich, Germany, has been active in designing and implementing investments in commercial real estate in the United States and Germany since 1978. KanAm is a syndicator of closed-end real estate funds and has invested over 2.2 billion EURO on behalf of private and institutional investors. KanAm has acquired approximately 28 million square feet of commercial properties to date including 28 office buildings, 14 super-regional malls and entertainment centers (Mills Malls), 9 shopping centers, and 8 hotels. KanAm provides management for project development, leasing, financing, and administration. KanAm is a founding shareholder and the largest individual shareholder in The Mills Corporation. In addition to its ownership interest in Concord Mills, KanAm is a participant in six joint venture partnerships with The Mills Corporation, including Ontario Mills, Grapevine Mills, Block at Orange, Katy Mills, Arundel Mills, and Discover Mills.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
The Concord Mills Mall Property is a super-regional mall located in Concord, North Carolina at the intersection of Interstate 85 and Concord Mills Boulevard. The Concord Mills Mall Property attracts over 13 million visitors per year. The Concord Mills Mall Property opened in October 1999 and contains approximately 1,257,201 square feet on approximately 144 acres with 8,000 parking spaces. The Concord Mills Mall Property features seventeen anchor tenants each comprising over 20,000 square feet and over 130 specialty retailers, as well as a variety of restaurants and entertainment. The anchor tenants include among others, Bass Pro Outdoor World, Burlington Coat Factory, AMC Theater, Jillian's, T.J.Maxx, Bed Bath & Beyond, and OFF 5Th-Saks Fifth Avenue Outlet. The in-line tenants include Gap Outlet, Banana Republic Outlet, Bath & Body Works, Ann Taylor Loft, Brooks Brothers Factory Store, Eddie Bauer Outlet, Tommy Hilfiger, and Polo Ralph Lauren.

The Concord Mills Property is managed by affiliates of the Mills Limited Partnership that provide development, management, leasing and financial services.

Jillians of Concord NC Inc., a tenant at the Concord Mills Mall Property that leases approximately 53,077 square feet, deferred rent for three months. Rent payments have resumed and a repayment plan is being negotiated. In this regard, $4,000,000 (approximately 3 years of $800,000 annual rent and $30 per square foot for TI/LC) was deposited into a reserve account as additional collateral for the Concord Mills Loan. In addition, on the origination date, The Concord Mills Borrower deposited $1,800,000 in a reserve account as additional collateral for the Concord Mills Loan.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
The Concord Mills Mall Property is located 10 miles north of downtown Charlotte. The University of North Carolina Charlotte Campus is within close proximity of the mall. The Concord Mills Mall Property is located just off Interstate 85, which according to Cushman & Wakefiled "is the central spine of the Carolinas Piedmont business corridor." Interstate 85 intersects Interstate 77 approximately 8.0 miles southwest of the Concord Mills Mall Property.

Between 1990 and 2001 the Charlotte MSAs population increased 31% from 1,162,093 to 1,525,197. The Charlotte MSA has grown at an annual compound growth rate of 2.5% compared with 1.9% for the State of North Carolina. Average household income in the Charlotte MSA is $68,808 compared with the national average of $58,875. Major employers in the Charlotte MSA include the Carolinas Healthcare System, First Union Corp., and Bank of America.

According to the National Research Bureau and the Shopping Center Directory, the Charlotte region has approximately 37.2 million square feet of retail gross leasable area. There are 18 centers in excess of 400,000 square feet within a
35.0 - 40.0 mile radius of the Concord Mills Mall Property. Rental Rates at competing properties ranged from $7.00 to $30.00 per square foot for in-line shops, with the most competitive malls showing rents from $18 to $20 per square foot for in-line stores. Average sales for competitive properties ranged from $336 to $349, with average occupancy of 86.8%
--------------------------------------------------------------------------------
(1) Certain information from the Cushman & Wakefield of Oregon, Inc. appraisal dated October 18, 2002.

------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
             NUMBER OF    SQUARE                             % OF BASE    CUMULATIVE    CUMULATIVE     CUMULATIVE      CUMULATIVE
              LEASES       FEET     % OF GLA    BASE RENT      RENT       SQUARE FEET    % OF GLA       BASE RENT    % OF BASE RENT
YEAR         EXPIRING    EXPIRING   EXPIRING     EXPIRING     EXPIRING      EXPIRING     EXPIRING       EXPIRING        EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT         NAP        63,587       5.1%            NAP       NAP         63,587         5.1%               NAP          NAP
2003 & MTM       5        49,132       3.9%        716,716      3.5%        112,719         9.0%          $716,716         3.5%
2004            35       161,343      12.8%      3,423,616     16.6%        274,062        21.8%        $4,140,331        20.1%
2005            12        28,930       2.3%        790,431      3.8%        302,992        24.1%        $4,930,762        23.9%
2006             9        40,307       3.2%      1,016,059      4.9%        343,299        27.3%        $5,946,821        28.8%
2007            11        33,448       2.7%        974,236      4.7%        376,747        30.0%        $6,921,058        33.6%
2008             3        10,354       0.8%        241,995      1.2%        387,101        30.8%        $7,163,053        34.7%
2009            34       290,215      23.1%      4,565,651     22.1%        677,316        53.9%       $11,728,704        56.9%
2010            22       223,718      17.8%      3,480,807     16.9%        901,034        71.7%       $15,209,511        73.8%
2011             7        31,587       2.5%        726,112      3.5%        932,621        74.2%       $15,935,623        77.3%
2012             7        36,290       2.9%        719,637      3.5%        968,911        77.1%       $16,655,260        80.8%
AFTER            6       288,290      22.9%      3,965,593     19.2%      1,257,201       100.0%       $20,620,853       100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL          151     1,257,201     100.0%    $20,620,853
------------------------------------------------------------------------------------------------------------------------------------

                                    14 of 55

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

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                  CONCORD MILLS
--------------------------------------------------------------------------------




                         [MAP OF CONCORD MILLS OMITTED]






                                    15 of 55

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

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                  CONCORD MILLS
--------------------------------------------------------------------------------





                     [MAP OF CONCORD MILLS LOCATION OMITTED]




                                    16 of 55

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


STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1








                      [THIS PAGE INTENTIONALLY LEFT BLANK]





                                    17 of 55

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


STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                 CROSSROADS MALL
--------------------------------------------------------------------------------


                      [PICTURE OF CROSSROADS MALL OMITTED]

                      [PICTURE OF CROSSROADS MALL OMITTED]






                                    18 of 55

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                 CROSSROADS MALL
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $44,700,000
CUT-OFF PRINCIPAL BALANCE:              $44,491,654
% OF POOL BY IPB:                       4.2%
LOAN SELLER:                            JPMCB
BORROWER:                               Crossroads Mall, LLC
SPONSOR:                                Simon Property Group, L.P.
ORIGINATION DATE:                       9/16/02
INTEREST RATE:                          6.2000%
INTEREST ONLY PERIOD:                   NAP
MATURITY DATE:                          10/10/12
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360
REMAINING AMORTIZATION:                 355
CALL PROTECTION:                        L(24),Def(87),O(4)
CROSS-COLLATERALIZATION:                NAP
LOCK BOX:                               Hard
ADDITIONAL DEBT:                        NAP
ADDITIONAL DEBT TYPE:                   NAP
LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee Simple/Leasehold
PROPERTY TYPE:                          Regional Mall
SQUARE FOOTAGE:                         452,786 (858,455 total square feet)(1)
LOCATION:                               Omaha, NE
YEAR BUILT/RENOVATED:                   1960/1998
OCCUPANCY:                              94.5%(1)
INLINE OCCUPANCY:                       81.1%
OCCUPANCY DATE:                         1/7/03
INLINE SALES/SF:                        $242(2)
OCCUPANCY COST:                         13.5%
NUMBER OF TENANTS:                      75
HISTORICAL NOI:  2000:                  $6,150,091
                 2001:                  $6,055,693
                 2002:                  $6,186,513 (TTM as of 6/30/02)
UW NOI:                                 $5,630,006
UW NET CASH FLOW:                       $5,385,005
APPRAISED VALUE:                        $57,100,000
APPRAISAL DATE:                         7/25/02
--------------------------------------------------------------------------------
(1) Dillard's & Sears are anchor tenants of the Crossroads Mall, but do not serve as collateral for this loan. Occupancy displayed is for the entire Crossroads Mall inclusive of Sears and Dillard's.
(2)  Includes all tenants under 10,000 square feet who reported sales.

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                 INITIAL             MONTHLY
                                ------------------------------------------------
                        Taxes:    $402,875            $74,000
                        TI/LC:  $1,500,000                 $0
                        CapEx:          $0             $7,669
                        Other:    $273,774                 $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:            $99
CUT OFF DATE LTV:               77.9%
MATURITY DATE LTV:              66.8%
UW DSCR:                        1.64x
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                          ANCHOR TENANTS
                                                                                                                            LEASE
                                                                   MOODY'S/    SQUARE    % OF       SALES        BASE     EXPIRATION
TENANT NAME                 PARENT COMPANY                         S&P(3)       FEET      GLA        PSF       RENT PSF      YEAR
------------------------------------------------------------------------------------------------------------------------------------
DILLARD'S(4)                Dillard's Inc. (NYSE: DDS)             Ba3/BB+     207,114    NAP        NAP          NAP         NAP
YOUNKERS                    Saks Inc. (NYSE: SKS)                   B1/BB      204,000   50.3%       NAP         $2.68       2008
SEARS(4)                    Sears, Roebuck & Co. (NYSE: S)        Baa1/BBB+    198,555    NAP        NAP          NAP         NAP
------------------------------------------------------------------------------------------------------------------------------------

(3) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.
(4) The Dillard's and Sears are anchor owned & do not serve as part of the collateral for this loan


------------------------------------------------------------------------------------------------------------------------------------
                                                SIGNIFICANT NATIONAL IN-LINE TENANTS
                                                                                                                            LEASE
                                                                   MOODY'S/    SQUARE    % OF       SALES        BASE     EXPIRATION
TENANT NAME                 PARENT COMPANY                         S&P(3)       FEET      GLA        PSF       RENT PSF      YEAR
------------------------------------------------------------------------------------------------------------------------------------
Old Navy                    The Gap, Inc. (NYSE: GPS)              Ba2/BB+     24,840    5.5%        $175         NAP(5)     2005
Barnes & Noble              Barnes & Noble, Inc. (NYSE: BKS)       Ba2/BB      23,887    5.3%        $186      $15.70        2008
The Finish Line             The Finish Line Inc (NSDQ: FINL)        NR/NR      13,338    2.9%        $241      $17.00        2008
------------------------------------------------------------------------------------------------------------------------------------

(5)  Tenant pays percentage sales in lieu of base monthly rent.


                                    19 of 55

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                 CROSSROADS MALL
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   SPONSOR(1)
--------------------------------------------------------------------------------
Simon Property Group, L.P. is a subsidiary operating partnership of Simon Property Group, Inc. (NYSE: SPG). Simon Property Group, L.P. has an unsecured debt rating of Baa1/BBB+ by Moodys and S&P, respectively. Simon Property Group, Inc., headquartered in Indianapolis, Indiana, is a real estate investment trust engaged in the ownership and management of income-producing properties, primarily regional malls and community shopping centers. Through its subsidiary partnerships, it currently owns or has an interest in 249 properties containing an aggregate of 185.8 million square feet of gross leasable area in 36 states, as well as eight assets in Europe and Canada and ownership interests in other real estate assets. Simon Property Group, Inc. is the largest publicly traded retail real estate company in North America with a total market capitalization of approximately $21.5 billion as of February 28, 2003.
--------------------------------------------------------------------------------
(1) Some information obtained from the Simon Property Group website, which can be found at http://about.simon.com/corpinfo/index.html.

--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
The Crossroads Mall Property is a 452,786 square foot portion of a 858,455 square foot enclosed regional mall. The Crossroads Mall Property is located on
35.03 acres with 3,615 parking spaces. Overall occupancy in the mall is 94.5%; the Crossroads Mall Property portion is 89.6% occupied. Major in-line tenants not listed on the previous page include Gap, Victoria's Secret, Aeropostale, and Bath and Body Works.

The Crossroads Mall Property underwent a $4.5 million renovation in 1998. The renovation included improvements to numerous aspects of the property, including flooring, lighting, and painting.

The Crossroads Mall Property contains more than 65 inline and specialty tenants. Sales for all tenants under 10,000 square feet who reported sales was $242 per squar foot for 2002. Occupancy cost for all non-anchor tenants was 13.5%

The Crossroads Mall Property is managed by Simon Management Associates, L.L.C. Simon Management Associates is an affiliate of Simon Property Group L.P..
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Market(1)
--------------------------------------------------------------------------------
The Crossroads Mall Property is located at the corner of 72nd & West Dodge Road. Since 1999, Dodge Road has been reconstructed and expanded and 72nd has also been completely reconstructed and expanded from Dodge Road south three miles to Interstate 80. According to Integra Realty Resources Dodge Road "is a major east/west arterial through Omaha, and therefore has developed as a major retail and employment corridor." The Crossroads Mall is located in the eastern portion of Omaha metro area. This neighborhood is located approximately four miles west of downtown Omaha, a half mile west of the University of Nebraska at Omaha, and
6.5 miles southwest of Omahas main airport, Eppley Airfield. Major employers in Omaha include Alegent Health, First Data, Mutual of Omaha, Nebraska Health System, and Offutt Air Force Base.

The primary trade area for the Crossroads Mall Property is the majority of Omaha MSA and Douglas County. Total population within the primary trade area was 488,525 in 2002. The population has increased at an annual rate of 0.9% from 1990 to 2002. Estimated average household income in the trade area is $67,567.
--------------------------------------------------------------------------------
(1) Certain information taken from the Integra Realty Resources appraisal dated July 25, 2002.

------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
             NUMBER OF    SQUARE                             % OF BASE    CUMULATIVE    CUMULATIVE     CUMULATIVE      CUMULATIVE
              LEASES       FEET     % OF GLA    BASE RENT      RENT       SQUARE FEET    % OF GLA       BASE RENT    % OF BASE RENT
YEAR         EXPIRING    EXPIRING   EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING       EXPIRING        EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT          NAP       46,953      10.4%           NAP        NAP         46,953        10.4%               NAP           NAP
2003 & MTM       15       20,450       4.5%      $565,082      11.9%         67,403        14.9%          $565,082         11.9%
2004             11       21,135       4.7%       470,000       9.9%         88,538        19.6%        $1,035,082         21.9%
2005             13       49,814      11.0%       515,692      10.9%        138,352        30.6%        $1,550,774         32.7%
2006              5        6,254       1.4%       204,218       4.3%        144,606        31.9%        $1,754,992         37.1%
2007              4        3,534       0.8%       158,375       3.3%        148,140        32.7%        $1,913,367         40.5%
2008              7      247,083      54.6%     1,386,395      29.3%        395,223        87.3%        $3,299,762         69.8%
2009              7       24,949       5.5%       503,952      10.7%        420,172        92.8%        $3,803,714         80.1%
2010              6       15,336       3.4%       332,681       7.0%        435,508        96.2%        $4,136,395         87.5%
2011              3        8,370       1.8%       211,349       4.5%        443,878        98.0%        $4,347,744         91.9%
2012              1        2,600       0.6%        46,800       1.0%        446,478        98.6%        $4,394,544         92.9%
AFTER             3        6,308       1.4%       334,553       7.1%        452,786       100.0%        $4,729,097        100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            75      452,786     100.0%    $4,729,097
------------------------------------------------------------------------------------------------------------------------------------

                                    20 of 55

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                 CROSSROADS MALL
--------------------------------------------------------------------------------



                        [MAP OF CROSSROADS MALL OMITTED]





                                    21 of 55

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                 CROSSROADS MALL
--------------------------------------------------------------------------------


                    [MAP OF CROSSROADS MALL LOCATION OMITTED]






                                    22 of 55

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


STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1









                      [THIS PAGE INTENTIONALLY LEFT BLANK]








                                    23 of 55

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                      CROSSWAYS\NEWINGTON OFFICE PORTFOLIO
--------------------------------------------------------------------------------


            [PICTURE OF CROSSWAYS/NEWINGTON OFFICE PORTFOLIO OMITTED]

            [PICTURE OF CROSSWAYS/NEWINGTON OFFICE PORTFOLIO OMITTED]

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                                    24 of 55

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                      CROSSWAYS\NEWINGTON OFFICE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:         $43,950,000
CUT-OFF PRINCIPAL BALANCE:          $43,765,312
% OF POOL BY IPB:                   4.1%
LOAN SELLER:                        SBRC
BORROWER:                           See "Portfolio Properties" chart below
SPONSOR:                            Douglas J. Donatelli, Louis T. Donatelli
ORIGINATION DATE:                   9/6/02
INTEREST RATE:                      6.7000%
INTEREST ONLY PERIOD:               NAP
MATURITY DATE:                      10/1/12
AMORTIZATION TYPE:                  Balloon
ORIGINAL AMORTIZATION:              360
REMAINING AMORTIZATION:             355
CALL PROTECTION:                    LO(24),Def(89),O(2)
CROSS-COLLATERALIZATION:            Yes
LOCK BOX:                           Hard
ADDITIONAL DEBT:                    $5,350,000
ADDITIONAL DEBT TYPE:               Mezzanine
LOAN PURPOSE:                       Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Portfolio
TITLE:                              Fee Simple
PROPERTY TYPE:                      Industrial Flex
SQUARE FOOTAGE:                     811,197
LOCATION:                           Chesapeake & Lorton, VA
YEAR BUILT/RENOVATED:               See "Portfolio Properties" chart below
OCCUPANCY:                          99.6%
OCCUPANCY DATE:                     9/30/02 and 10/8/02
NUMBER OF TENANTS:                  69
HISTORICAL NOI:
                2000:               $4,567,558
                2001:               $4,627,977
                2002:               $4,687,643 (Annualized as of 9/30/02)
UW NOI:                             $4,854,769
UW NET CASH FLOW:                   $4,414,263
APPRAISED VALUE:                    $58,200,000
APPRAISAL DATE:                     5/23 & 5/24/02
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                       INITIAL              MONTHLY
                                    --------------------------------------------
                        Taxes:         $108,323              $47,118
                        Insurance:     $105,751              $10,575
                        TI/LC:               $0              $27,012
                        CapEx:         $111,250               $9,222
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                    $54
CUT OFF DATE LTV:                       75.2%
MATURITY DATE LTV:                      65.3%
UW DSCR:                                1.30x
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                          PORTFOLIO PROPERTIES

                                                  YEAR BUILT/   SQUARE             # OF                                   APPRAISED
PROPERTY NAME    BORROWER         LOCATION        RENOVATED      FEET      OCC    TENANTS    TOP TENANTS                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
CROSSWAYS        Crossways        Chesapeake, VA   1978/1998    558,343   100.0%      9     First Data Resources,        $36,600,000
COMMERCIAL       Associates LLC                                                             Anteon, U.S. Maritime
CENTER                                                                                      Administration

NEWINGTON        Newington
BUSINESS PARK    Terminal         Lorton, VA       1986/NAP     252,854    98.9%     56     GSA/FBI, Diet To Go, Inc.,   $21,600,000
CENTER           Associates LLC                                                             Tate Engineering
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            SIGNIFICANT TENANTS
                                                                                                                         LEASE
                                                                           MOODY'S/    SQUARE    % OF       BASE       EXPIRATION
TENANT NAME                     PARENT COMPANY                             S&P(1)       FEET      GLA     RENT PSF        YEAR
------------------------------------------------------------------------------------------------------------------------------------
First Data Resources            First Data Corporation (NYSE: FDC)          A1/A+      117,336   14.5%      $9.80         2008
Anteon                          Anteon International Corp. (NYSE: ANT)     BB-/Ba3     104,700   12.9%      $4.72     2004 - 2007(2)
U.S. Maritime Administration    U.S. Maritime Administration               Aaa/AAA      94,950   11.7%      $3.88         2004
Visteon                         Visteon Corporation (NYSE: VC)            Baa2/BBB      73,400    9.0%      $4.29         2011(3)
------------------------------------------------------------------------------------------------------------------------------------

(1) Ratings provided are for the entity listed in the Parent Company field whether or not the parent company guarantees the lease.
(2) Anteon has four leases at Crossways Commercial Center Property: (36,000 SF; $4.78 psf ; expiring 2004), (48,000 SF; $4.93 psf ; 2006), (12,000 SF;
     $5.10 psf; 2007), and (8,700 SF; $2.75 psf ; 2007).
(3) Visteon has two leases at the Crossways Commercial Center Property with the following terms: 61,240 SF at $4.45 psf expiring 2011 and 12,160 SF at $3.50 psf expiring 2011.


                                    25 of 55

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                      CROSSWAYS\NEWINGTON OFFICE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
The sponsors of the loan are Louis T. Donatelli, Douglas Donatelli, and Nicholas Smith. The three sponsors have real estate experience in various phases of real estate ownership, including acquisition, finance, management, and development. The sponsors are the founders of First Potomac Realty Investment Trust, which was created in 1997. First Potomac Realty Investment Trust's real estate portfolio includes seven flex and industrial properties totaling 22 buildings and 1.8 million SF in the Northern Virginia-Baltimore/Washington corridor.

--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
The Crossways Commercial Center Property is located on approximately 36.2 acres in the Crossways Center, a mixed-use retail/office/warehouse industrial park totaling 200-acres located 1/2 mile from I-64 off of Greenbrier Parkway (Interstate 64). Retail development and five hotels are located in the vicinity of the subject. The Crossways Commercial Center Property was constructed in 1978 and renovated in 1998. The Crossways Commercial Center Property totals 558,343 SF and is 100% occupied by 9 tenants. By space type, the property is approximately 62% warehouse, 27% flex/industrial, and 11% office.

The Newington Business Park Center Property is located on approximately 17 acres and approximately three miles south of the Capital Beltway / I-495 (Springfield Interchange). Terminal Road is developed with a variety of industrial uses, including tank farms, single-tenant and multi-tenant flex industrial, and office/warehouse buildings. The Newington Business Park Center Property was constructed in 1986. The Newington Business Park Property totals 252,854 SF and is 98.9% occupied by 56 tenants. The property is 100% office/industrial. Tenant spaces typically feature varying degrees of office finish and warehouse/storage space. Percentage of office finish varies from 0% to 100% based on the tenant's business line/industry and its space use parameters. The subject property has an overall office finish of 25%.

The Crossways Commercial Center and Newington Business Park Center Portfolio Property are managed by First Potomac Realty Trust, an affiliate of First Potomac Realty Investment Trust, which is a commercial developer founded in 1997. First Potomac Realty Trust currently has a management portfolio of approximately 8 million SF of flex and industrial properties in the Northern Virginia-Baltimore/Washington corridor.

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
The Crossways Commercial Center is located at 1430 and 1449 Kristina Way and 1501 and 1545 Crossways Boulevard in Chesapeake, VA. Crossways Center's is located 1/2 mile from the I-64/Greenbrier Parkway (exit 289) interchange, 10-miles from Norfolk International Airport, and within minutes of the 12 U.S. Navy, Army, Air Force, and Coast Guard installations in Hampton Roads. Based on the Old Dominion University Annual Survey as of year-end 2001, the Greenbrier industrial (warehouse) submarket was comprised of 252 buildings totaling 7.8 million SF. Reported market vacancy was 6.5%, up from 4% at year-end 2000. As of 12/31/01, there is reportedly only one property, a 75,000 SF distribution facility, planned for development in the submarket. Additionally, a review of the overall market, known as the Hampton Roads market, indicates that only 6% of all industrial space is comprised of buildings over 60,000 SF. The 1501 Crossways Boulevard building, has 348,455 SF, 25-foot clear height, and column spacing of up to 40'x119'.

The Newington Business Park Center is located at 8532-8536, 8538, and 8540 Terminal Road within the Springfield Planning District, an area just south of Washington, DC. The Springfield-Interstate 95 Corridor area is located at the crossroads of the Capital Beltway (I-495), Interstate 95, Interstate 395, the Fairfax County Parkway, and the Franconia-Springfield Parkway. As of August 2002, the total inventory for the Northern Virginia market is nearly 67.2 million SF, a 0.75% increase versus the prior quarter. Direct market vacancy is 8.67%; including sublet space the market vacancy is 10.1%, down 0.3% from the prior quarter. The subject is located in the I-95 Corridor submarket, which has a total inventory of 25 million SF. The submarket direct vacancy rate is 4.6%; including sublease space, 5.2%, nearly half the overall market's rate. As of August 2002, 830,298 SF was under construction in the Northern Virginia market, down from 1,247,611 SF the prior quarter, with 101,000 SF under construction within the I-95 Corridor submarket. During the first eight months of 2002, the overall market's absorption was a negative 109,000 SF, while the submarkets absorption was a positive 32,000 SF.
--------------------------------------------------------------------------------
(1) Statistics provided by Old Dominion University and Transwestern Commercial Services.


------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
             NUMBER OF    SQUARE                             % OF BASE    CUMULATIVE    CUMULATIVE     CUMULATIVE      CUMULATIVE
              LEASES       FEET     % OF GLA    BASE RENT      RENT       SQUARE FEET    % OF GLA       BASE RENT    % OF BASE RENT
YEAR         EXPIRING    EXPIRING   EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING       EXPIRING         EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT          NAP        3,000       0.4%           NAP        NAP          3,000         0.4%              NAP          NAP
2003 & MTM       10       31,216       3.8       $274,802        4.5%        34,216         4.2%         $274,802          4.5%
2004             14      213,050      26.3      1,181,174       19.4        247,266        30.5%       $1,455,977         23.9%
2005             14       41,047       5.1        352,671        5.8        288,313        35.5%       $1,808,647         29.7%
2006             11       97,390      12.0        660,829       10.9        385,703        47.6%       $2,469,477         40.6%
2007             11      147,595      18.2      1,052,047       17.3        533,298        65.7%       $3,521,523         57.9%
2008              3      129,426      16.0      1,242,767       20.4        662,724        81.7%       $4,764,290         78.3%
2009              1       61,992       7.6        908,497       14.9        724,716        89.3%       $5,672,787         93.2%
2010              0            0       0.0              0        0.0        724,716        89.3%       $5,672,787         93.2%
2011              2       73,400       9.1        315,078        5.2        798,116        98.4%       $5,987,865         98.5%
2012              2        4,567       0.6         35,921        0.6        802,683        99.0%       $6,023,786         99.1%
AFTER             1        8,514       1.1         57,791        1.0        811,197       100.0%       $6,081,577        100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            69      811,197     100.0%    $6,081,577      100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                    26 of 55

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                      CROSSWAYS\NEWINGTON OFFICE PORTFOLIO
--------------------------------------------------------------------------------




         [MAP OF CROSSWAYS/NEWINGTON OFFICE PORTFOLIO LOCATION OMITTED]





                                    27 of 55

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

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                   BISHOP GATE
--------------------------------------------------------------------------------


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                        [PICTURE OF BISHOPS GATE OMITTED]







                                    28 of 55

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                   BISHOP GATE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:       $38,150,000
CUT-OFF PRINCIPAL BALANCE:        $38,057,689
% OF POOL BY IPB:                 3.6%
LOAN SELLER:                      SBRC
BORROWER:                         iStar Bishops Gate LLC
SPONSOR:                          iStar Financial, Inc.
ORIGINATION DATE:                 12/11/02
INTEREST RATE:                    5.3110%
INTEREST ONLY PERIOD:             NAP
ANTICIPATED REPAYMENT DATE:       1/1/13
FINAL MATURITY DATE:              1/1/33
AMORTIZATION TYPE:                ARD
ORIGINAL AMORTIZATION:            360
REMAINING AMORTIZATION:           358
CALL PROTECTION:                  L(24),Def(91),O(3)
CROSS-COLLATERALIZATION:          NAP
LOCK BOX:                         Hard
ADDITIONAL DEBT:                  $23,387,500
ADDITIONAL DEBT TYPE:             B-Note
LOAN PURPOSE:                     Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset
TITLE:                            Fee Simple
PROPERTY TYPE:                    Suburban Office
SQUARE FOOTAGE:                   483,896
LOCATION:                         Mount Laurel, NJ
YEAR BUILT/RENOVATED:             1999
OCCUPANCY:                        100.0%
OCCUPANCY DATE:                   12/11/02
NUMBER OF TENANTS:                1
HISTORICAL NOI:                   NAV
UW NOI:                           $6,291,869
UW NET CASH FLOW:                 $5,863,320
APPRAISED VALUE:                  $90,000,000
APPRAISAL DATE:                   11/8/02
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:
              Taxes:                    Waived so long as Cendant Mortgage
                                        Corporation maintains
              Insurance:                an investment grade credit rating

              Tenant Security Deposit:  One year's rent (waived so long as
                                        Cendant Mortgage Corporation maintains
                                        an investment grade credit rating)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                    $79
CUT OFF DATE LTV:                       42.3%
MATURITY DATE LTV:                      35.2%
UW DSCR:                                2.30x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            SIGNIFICANT TENANTS
                                                                                                                          LEASE
                                                                MOODY'S/        SQUARE         % OF        BASE         EXPIRATION
TENANT NAME                       PARENT COMPANY                S&P(1)           FEET          GLA       RENT PSF          YEAR
------------------------------------------------------------------------------------------------------------------------------------
CENDANT MORTGAGE CORPORATION      PHH Corporation(2)           Baa1/BBB+        483,896       100.0%      $13.82           2022
------------------------------------------------------------------------------------------------------------------------------------

(1)  Ratings provided are for the entity listed in the "Parent Company" field.
(2) PHH Corporation is a wholly owned subsidiary of Cendant Corporation. PHH is also the Lease Guarantor.


                                    29 of 55

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                   BISHOP GATE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
The sponsor of the loan is iStar Financial Inc., a real estate finance company that provides senior and junior loans, mezzanine, and lease financing to institutional property clients. The Company was formed by the successful integration of several private investment funds in 1993. In March 1998, Starwood Financial Trust was formed by combining $1.1 billion in assets from Starwood Mezzanine Investors, LP and Starwood Opportunity Fund IV, LP. The Company went public (NYSE: SFI) in March 1998. In 2000, after acquiring TriNet Corporation Realty Trust, a public company specializing in net leasing of corporate facilities, in 1999, the Company was renamed iStar Financial Inc. iStar is currently rated Ba1 and BB+ by Moody's and S&P, respectively. .

As of November 14, 2002, iStar's equity capitalization was $2.36 billion. Starwood Capital Group owns approximately 26% of iStar's outstanding common shares. Approximately 56% of iStar's portfolio was in loans at the end of 3Q 2002, with the remaining 44% in equity ownership in real estate-related investments. Corporate tenant leases on owned property averages 9.1 years in maturity, up from 5.5 years at the time of the TriNet merger. First mortgages represented 37% of the total portfolio, second mortgages 6%, and corporate/structured finance loans 13%. By collateral type, office properties comprised 47%, industrial/R&D facilities 14%, hotels 12%, investment grade corporate tenant leases 5%, retail 4%, conference & entertainment 7%, mixed use 6%, and residential 5% of iStar's loan portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
The Bishops Gate Property is comprised of two Class A office buildings completed in 1999 as build-to-suit facilities for the current tenant, Cendant Mortgage Corporation. Bishops Gate 1 is a 376,122 SF, three-story, U-shaped building on a 40.923-acre lot. Within the "U" is a courtyard containing tables and chairs that are used for company and business functions. Bishops Gate 2 is a 107,774 SF, three-story, rectangular-shaped building on a 10.76-acre lot. The improvements are located roughly in the center of each lot, with parking located on all four sides of Bishops Gate 1 and on three sides of Bishops Gate 2.

The buildings are located in Bishops Gate Corporate Campus, a two-phase office campus development that includes several other office buildings. Both buildings offer a parking ratio of 7 cars per 1,000 sf. The buildings have 18" raised floors, which provide housing for all data and telecom cabling as well as the AC duct work. The buildings were designed to be run as a densely occupied (200-250 sf per employee) call centers. Given the nature of this business, the buildings were designed to allow for an average employee relocation of three times per year. To facilitate this need, the buildings have moveable walls that can be used to either increase or decrease the size of the conference rooms. In addition, the raised floors and carpeted tiles allow access to reconfigure data/telecommunications connections for employee relocation. Consequently, the buildings are readily adaptable to multi-tenant use. Each building is also equipped with security systems including secure card-key access.

The tenant, Cendant Mortgage Corporation, is a residential mortgage originator and servicer with a core competency in fulfilling outsourcing contracts with banks to underwrite, process and service their mortgage loans. Total mortgage originations for FY 2001 were $45 billion. CMC's mortgage originations are primarily sourced through either Cendant Corp's residential brokerage network or affinity relationships with financial institutions.

Cendant Mortgage Corporation has leased the entire property for a 20-year non-cancelable term expiring in 2022, with additional four five-year options. Rent is $13.82/SF NNN for the first five years, with a 5% increase every five years thereafter. Each five-year option also includes a 5% increase. The average rent over the 20-year term is $15.27/SF. All property operating expenses, including roof and structural, utilities, insurance, and real estate taxes, are Cendant's sole responsibility. The lease is guaranteed by PHH Corporation, the parent company to Cendant Mortgage, which is a wholly-owned subsidiary of Cendant Corporation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
The Bishops Gate Corporate Headquarter Property is located within the Bishops Gate Corporate Campus, a Class A office park in the township of Mount Laurel in Burlington County, NJ, approximately 15 miles east of Center City, Philadelphia and 90 miles south of New York City. The Campus consists of 312 acres (138 acres available for future development). It is located directly off of Route 38, less than 1/4-mile from I-295, the primary artery through the area providing access to New York, Philadelphia, and I-95. This area is part of the Philadelphia, PA-NJ Primary Metropolitan Statistical Area, which is the fifth largest PMSA in the country. Surrounding land uses consist of vacant land, office and minor retail development, and light industrial developments.

The property is located in the Southern New Jersey office market, which consists of 205 multi-story office buildings containing a total of 9.88 million SF. As of third quarter 2002, available space totaled 1.30 million SF, or approximately 13% of total supply. Within the propertys submarket, known as the 3M submarket, Class A asking rents are approximately $24.00/SF FSG (equivalent to approximately $18.00/SF NNN). Class A vacancy was about 9%.
--------------------------------------------------------------------------------
(1)   Statistics provided by Insignia ESG.


                                    30 of 55

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                   BISHOP GATE
--------------------------------------------------------------------------------


                     [MAP OF BISHOPS GATE LOCATION OMITTED]





                                    31 of 55

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                  SUNMARK PLAZA
--------------------------------------------------------------------------------


                       [PICTURE OF SUNMARK PLAZA OMITTED]


                       [PICTURE OF SUNMARK PLAZA OMITTED]





                                    32 of 55

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                  SUNMARK PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:              $35,900,000
CUT-OFF PRINCIPAL BALANCE:               $35,900,000
% OF POOL BY IPB:                        3.4%
LOAN SELLER:                             SBRC
BORROWER:                                SunMark Centers, LLC
SPONSOR:                                 Milton Bilak, Sara Dumont
ORIGINATION DATE:                        8/2/02
INTEREST RATE:                           6.7900%
INTEREST ONLY PERIOD:                    12
MATURITY DATE:                           9/1/12
AMORTIZATION TYPE:                       IO-Balloon
ORIGINAL AMORTIZATION:                   340
REMAINING AMORTIZATION:                  340
CALL PROTECTION:                         L(24),Def(88),O(2)
CROSS-COLLATERALIZATION:                 NAP
LOCK BOX:                                Hard
ADDITIONAL DEBT:                         NAP
ADDITIONAL DEBT TYPE:                    NAP
LOAN PURPOSE:                            Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                  Single Asset
TITLE:                                   Fee Simple
PROPERTY TYPE:                           Anchored Retail
SQUARE FOOTAGE:                          281,171
LOCATION:                                Henderson, NV
YEAR BUILT/RENOVATED:                    2000
OCCUPANCY:                               98.0%
OCCUPANCY DATE:                          10/31/02
NUMBER OF TENANTS:                       19
HISTORICAL NOI:
               2002:                     $3,242,187 (Annualized as of 10/31/02)
UW NOI:                                  $3,606,496
UW NET CASH FLOW:                        $3,436,107
APPRAISED VALUE:                         $44,900,000
APPRAISAL DATE:                          6/16/02
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                       INITIAL             MONTHLY
                                   ---------------------------------
                      Taxes:            $96,447             $24,112
                      Insurance:             $0              $6,000
                      TI/LC:                 $0             $12,500
                      CapEx:                 $0              $3,560
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                    $128
CUT OFF DATE LTV:                        80.0%
MATURITY DATE LTV:                       69.3%
UW DSCR:                                 1.20x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       SIGNIFICANT TENANTS
                                                                                                            BASE        LEASE
                                                                  MOODY'S/    SQUARE    % OF     SALES      RENT      EXPIRATION
TENANT NAME                        PARENT COMPANY                  S&P(1)      FEET      GLA      PSF       PSF          YEAR
------------------------------------------------------------------------------------------------------------------------------------
BEST BUY                    Best Buy Co. Inc. (NYSE: BBY)         Baa3/BBB    46,349    16.5%     NAV        $6.21       2022
SPORT CHALET, INC.          Sport Chalet, Inc. (NSDQ: SPCH)         NR/NR     42,000    14.9%     NAV       $13.75       2012
JO-ANN'S                    Jo-Ann Stores, Inc. (NYSE: JAS)         B2/B+     42,000    14.9%     NAV       $12.25       2012
ASHLEY FURNITURE            NAP                                     NR/NR     35,000    12.4%     NAV       $18.00       2011
BED BATH & BEYOND           Bed Bath & Beyond Inc (NSDQ: BBBY)      NR/BBB-   30,000    10.7%     NAV       $12.25       2012
DESIGNER SHOE WAREHOUSE     Schottenstein Stores Corporation        NR/NR     30,000    10.7%     NAV       $13.50       2013
------------------------------------------------------------------------------------------------------------------------------------

(1)  Ratings provided are for the entity listed in the "Parent Company" field.


                                    33 of 55

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                 SUNMARK PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    SPONSOR
--------------------------------------------------------------------------------
The sponsors of the loan are Milton Bilak and Sara Dumont. Mr. Bilak has real estate experience in various phases of real estate ownership, including acquisition, finance, management, and development. For the past 20 years his company, Bilak Investment Company, has owned and operated regional shopping centers. Ms. Dumont, who is Mr. Bilak's aunt, has been a passive investor in his various real estate investments. Mr. Bilak's real estate portfolio is comprised of investments ($11.4 million) in 11 commercial properties, mostly retail, located in California, Washington and Nevada. Mr. Bilak and Ms. Dumont are also the sponsors for the Torrance Crossroads Loan.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
The Sunmark Plaza Property is a 281,171 SF retail power center located in Henderson, Nevada, which consists of one single-story multi-tenanted anchor building and an additional four freestanding buildings. The property, which was constructed in 2000, totals 281,171 SF and is 98% occupied by 19 tenants.

Sunmark Plaza is managed by Dolmar, Inc., an affiliate of SunMark Centers, LLC. Dolmar, Inc. has managed real estate investments for Mr. Bilak for the past 20 years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
The Sunmark Plaza Property is located approximately 1/8 mile west of Interstate 515 (Highway 93/95), which travels north to Reno, Nevada, and south to Phoenix, and eight miles east of Interstate 15, which travels north to Salt Lake City and south to Los Angeles. According to the 2000 Annual Traffic Report as published by the Nevada Department of Transportation, approximately 44,000 vehicles pass in front of the subject each day. U.S. Highway 95 has a traffic count of about 80,000 vehicles per day at the Sunset Road Interchange, which is just east of the subject. The Sunmark Plaza Property is located approximately five miles east of the Las Vegas McCarren International Airport, and seven miles east of the hotels and casinos on the Las Vegas strip. Immediately east of the property is Green Valley, a 2,500 master planned community that is home to 33,000 residents.

The Sunmark Plaza Property is located in the Henderson retail submarket, which is part of the overall Las Vegas retail market. At the end of the Second Quarter 2002, submarket vacancy was 6.8%, higher than the overall market vacancy of 3.2%. However, if a vacant Home Place space (110,000 SF) and a former Costco store are omitted, the submarket vacancy is less than 3.5%. For the second quarter in a row, the Henderson submarket had no new completions of retail space. Net absorption within the Henderson submarket was a positive 43,000 SF during the Second Quarter 2002. Asking rents decreased to $15.00/SF from $16.44/SF the prior quarter. No new retail space entered the submarket during the first half of 2002. Currently 352,000 SF of space is under construction within the Henderson submarket.

However, 88% of the property is leased to tenants whose leases expire in 2012 or beyond. Henderson, which occupies the southern rim of the Las Vegas Valley, is the state's second largest city. Its population, which is currently reported at 177,893, expanded by more than 195% between 1990 and 2001. The city continues to have the highest median household income in the Las Vegas Valley, estimated at $80,341 in 2001.
--------------------------------------------------------------------------------
(1)  Statistics provided by Colliers International.

------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE

                NUMBER      SQUARE      % OF                  % OF BASE   CUMULATIVE     CUMULATIVE     CUMULATIVE     CUMULATIVE
               OF LEASES     FEET        GLA      BASE RENT      RENT     SQUARE FEET     % OF GLA       BASE RENT      % OF BASE
YEAR           EXPIRING    EXPIRING   EXPIRING    EXPIRING     EXPIRING    EXPIRING       EXPIRING       EXPIRING     RENT EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT              NAP      5,644        2.0%          NAP       NAP         5,644            2.0%            NAP            NAP
2003 & MTM            0          0        0.0            $0       0.0         5,644            2.0%              0           0.0%
2004                  0          0        0.0             0       0.0         5,644            2.0%              0           0.0%
2005                  0          0        0.0             0       0.0         5,644            2.0%              0           0.0%
2006                  0          0        0.0             0       0.0         5,644            2.0%              0           0.0%
2007                  6     13,244        4.7       312,876       8.0        18,888            6.7%     $  312,876           8.0%
2008                  1      1,300        0.5        37,440       1.0        20,188            7.2%     $  350,316           9.0%
2009                  0          0        0.0             0       0.0        20,188            7.2%     $  350,316           9.0%
2010                  0          0        0.0             0       0.0        20,188            7.2%     $  350,316           9.0%
2011                  2     47,250       16.8       813,750      20.9        67,439           24.0%     $1,164,066          29.9%
2012                  7    134,149       47.7     1,869,228      47.9       201,587           71.7%     $3,033,294          77.8%
AFTER                 3     79,584       28.3       864,996      22.2       281,171          100.0%     $3,898,290         100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                19    281,171      100.0%   $3,898,290     100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                    34 of 55

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                 SUNMARK PLAZA
--------------------------------------------------------------------------------




                     [MAP OF SUNMARK PLAZA LOCATION OMITTED]







                                    35 of 55

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                SOMERSET SHOPPES
--------------------------------------------------------------------------------


                      [PICTURE OF SOMERSET SHOPPES OMITTED]

                      [PICTURE OF SOMERSET SHOPPES OMITTED]

                      [PICTURE OF SOMERSET SHOPPES OMITTED]






                                    36 of 55

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                SOMERSET SHOPPES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $30,000,000
CUT-OFF PRINCIPAL BALANCE:              $29,865,804
% OF POOL BY IPB:                       2.8%
LOAN SELLER:                            SBRC
BORROWER:                               Somerset Shoppes Fla LLC
SPONSOR:                                Bob Roberts, Lucille Roberts
ORIGINATION DATE:                       9/20/02
INTEREST RATE:                          6.4000%
INTEREST ONLY PERIOD:                   NAP
MATURITY DATE:                          10/1/12
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360
REMAINING AMORTIZATION:                 355
CALL PROTECTION:                        L(24),Def(89),O(2)
CROSS-COLLATERALIZATION:                NAP
LOCK BOX:                               NAP
ADDITIONAL DEBT:                        NAP
ADDITIONAL DEBT TYPE:                   NAP
LOAN PURPOSE:                           Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee Simple
PROPERTY TYPE:                          Anchored Retail
SQUARE FOOTAGE:                         186,478
LOCATION:                               Boca Raton, FL
YEAR BUILT/RENOVATED:                   1987
OCCUPANCY:                              95.9%
OCCUPANCY DATE:                         9/30/02
NUMBER OF TENANTS:                      38
HISTORICAL NOI:
               2000:                    $2,921,789
               2001:                    $3,228,715
               2002:                    $3,957,477 (Annualized as of 9/30/02)
UW NOI:                                 $3,271,217
UW NET CASH FLOW:                       $3,075,815
APPRAISED VALUE:                        $38,200,000
APPRAISAL DATE:                         9/3/02
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                        INITIAL       MONTHLY
                               ------------------------------------
                    Taxes:               $45,337       $43,482
                    Insurance:           $13,103       $13,103
                    TI/LC:                    $0       $11,833
                    CapEx:                    $0        $3,108
                    Other:              $125,000            $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $160
CUT OFF DATE LTV:                       78.2%
MATURITY DATE LTV:                      67.4%
UW DSCR:                                1.37x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       SIGNIFICANT TENANTS
                                                                                                             BASE       LEASE
                                                                 MOODY'S/    SQUARE     % OF      SALES      RENT     EXPIRATION
TENANT NAME               PARENT COMPANY                          S&P(1)      FEET       GLA       PSF        PSF         YEAR
------------------------------------------------------------------------------------------------------------------------------------
TJ MAXX                   The TJX Companies, Inc. (NYSE: TJX)     A-/A3      31,520     16.9%      $267      $10.40       2007
MICHAEL'S ARTS & CRAFTS   Michael's Stores Inc (NYSE: MIK)        BB/Ba1     25,000     13.4%      $136       $8.81       2008
LOEHMANNS                 Loehmanns Holdings Inc (NSDQ: LHMS)     NR/NR      23,343     12.5%       NAP      $20.78       2010
------------------------------------------------------------------------------------------------------------------------------------

(1)  Ratings provided are for the entity listed in the "Parent Company" field.



                                    37 of 55

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                SOMERSET SHOPPES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    SPONSOR
--------------------------------------------------------------------------------
The sponsors of the loan are Somerset Shoppes Management, LLC, The Kirk Roberts Trust, The Kevin Roberts Trust, and Bob & Lucille Roberts. Mr. Roberts has real estate experience in various phases of real estate ownership, including acquisition, finance, management, and development. In 1967, he formed The Roberts Organization for the purpose of purchasing and managing prime commercial real estate properties in the tri-state area. One of the entities he formed was Lucille Roberts Health Clubs, Inc. in 1969. He and Lucille opened their first health club on 34th Street in New York City. Today, the Lucille Roberts Health Clubs, Inc. is a women's health club chain, with over 75 health clubs encompassing over 1,000,000 SF in five states. Through an affiliate company, Roberts Equities Inc., the Roberts Organization manages and oversees a real estate portfolio encompassing 10 properties valued in excess of $100 million located in New York City, New Jersey, Pennsylvania and Florida. The sponsors have approximately 23% hard equity into the property.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
The Somerset Shoppes Property is a 186,475 SF one-story community anchored retail center with three improved out-parcels. The property was constructed in 1987. Additional tenants at the Somerset Shoppes Property include Men's Warehouse ($460/SF in sales), Sundook Art Gallery ($330/SF in sales), Ichiban Japanese Restaurant ($461/SF in sales), and Lens Crafters ($312/SF in sales). The Somerset Shoppes Property is located on Glades Road and has continually experienced occupancy in the above 90% and above-market sales per SF.

The Somerset Shoppes Property is managed by Somerset Shoppes Management LLC, the managing member of the borrowing entity.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
The Somerset Shoppes Property is located at the northeast corner of Glades Road and Lyons Road, approximately 1 mile west of the Florida Turnpike and 4 miles west of Interstate 95, in a commercial corridor within Boca Raton, Florida, which is in Palm Beach County. Immediately east of the subject, along Glades Road, are single family developments, retail centers and a public golf course. The population of the Palm Beach County MSA was 863,518 as of 1990, which is a
49.7 percent increase over the 1980 population, and equates to an average annual growth rate of 4.12 percent. The estimated 2001 population for Palm Beach County was 1,151,316. The 2001 estimate of average household income within a three-mile radius was $101,568, compared to the US average of $58,875.

As of June 2002, the Palm Beach County market had a total retail inventory of
22.0 million SF with a vacancy rate of 7.35% and asking rents of $16.32/SF. Boca Raton, the second largest submarket, had an inventory of 4.6 million SF, vacancy rate of 5.16% and asking rents of $20.73/SF. The Boca Raton submarket has historically had the highest rental rates in the county. Rental rates for in-line shops at the seven neighborhood retail comparable reviewed by the appraiser indicated rents between $23.00/SF and $30.00/SF.
--------------------------------------------------------------------------------
(1)  Statistics provided by Trammell Crow Company.

------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE

                NUMBER      SQUARE      % OF                  % OF BASE   CUMULATIVE     CUMULATIVE     CUMULATIVE     CUMULATIVE
               OF LEASES     FEET        GLA      BASE RENT      RENT     SQUARE FEET     % OF GLA       BASE RENT      % OF BASE
YEAR           EXPIRING    EXPIRING   EXPIRING    EXPIRING     EXPIRING    EXPIRING       EXPIRING       EXPIRING     RENT EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT             NAP        7,727        4.1%          NAP       NAP        7,727           4.1%              NAP         NAP
2003 & MTM           7       15,395        8.3    $  363,016      10.2%      23,122          12.4%       $  363,016        10.2%
2004                 8       12,068        6.5       326,411       9.2       35,190          18.9%       $  689,427        19.3%
2005                 3       13,786        7.4       340,169       9.5       48,976          26.3%       $1,029,596        28.9%
2006                 5       11,335        6.1       259,833       7.3       60,311          32.3%       $1,289,428        36.2%
2007                 6       47,324       25.4       757,484      21.3      107,635          57.7%       $2,046,912        57.4%
2008                 5       42,635       22.9       588,259      16.5      150,270          80.6%       $2,635,171        73.9%
2009                 2        9,365        5.0       329,025       9.2      159,635          85.6%       $2,964,196        83.2%
2010                 2       26,843       14.4       600,119      16.8      186,478         100.0%       $3,564,316       100.0%
2011                 0            0        0.0             0       0.0      186,478         100.0%       $3,564,316       100.0%
2012                 0            0        0.0             0       0.0      186,478         100.0%       $3,564,316       100.0%
AFTER                0            0        0.0             0       0.0      186,478         100.0%       $3,564,316       100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               38      186,478      100.0%    $3,564,316    100.0%
------------------------------------------------------------------------------------------------------------------------------------


                                    38 of 55

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

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                SOMERSET SHOPPES
--------------------------------------------------------------------------------





                   [MAP OF SOMERSET SHOPPES LOCATION OMITTED]





                                    39 of 55

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

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                    WESTHEIMER AT SAGE OFFICE/RETAIL COMPLEX
--------------------------------------------------------------------------------





          [PICTURE OF WESTHEIMER AT SAGE OFFICE/RETAIL COMPLEX OMITTED]


          [PICTURE OF WESTHEIMER AT SAGE OFFICE/RETAIL COMPLEX OMITTED]





                                    40 of 55

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                    WESTHEIMER AT SAGE OFFICE/RETAIL COMPLEX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $29,625,000
CUT-OFF PRINCIPAL BALANCE:              $29,625,000
% OF POOL BY IPB:                       2.8%
LOAN SELLER:                            CIBC
BORROWER:                               Westheimer Galleria Investments, Ltd.
SPONSOR:                                Kamyar Mateen, Bob Yari
ORIGINATION DATE:                       3/7/03
INTEREST RATE:                          5.8800%
INTEREST ONLY PERIOD:                   NAP
MATURITY DATE:                          4/1/13
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360
REMAINING AMORTIZATION:                 360
CALL PROTECTION:                        L(23),Def(93),O(4)
CROSS-COLLATERALIZATION:                NAP
LOCK BOX:                               Springing
ADDITIONAL DEBT:                        $1,975,000
ADDITIONAL DEBT TYPE:                   B Note Secured by the Mortgage
LOAN PURPOSE:                           Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee Simple
PROPERTY TYPE:                          Office/Retail
SQUARE FOOTAGE:                         423,869
LOCATION:                               Houston, TX
YEAR BUILT/RENOVATED:                   1967
OCCUPANCY:                              88.9%
OCCUPANCY DATE:                         10/1/02
NUMBER OF TENANTS:                      33
HISTORICAL NOI:
               2000:                    $3,342,467
               2001:                    $3,817,061
               2002:                    $4,165,758 (TTM as of 11/30/02)
UW NOI:                                 $3,567,704
UW NET CASH FLOW:                       $3,019,996
APPRAISED VALUE:                        $39,500,000
APPRAISAL DATE:                         12/5/02
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------
Escrows/Reserves:                               Initial         Monthly
                                        ----------------------------------------
                         Taxes:                $320,016         $80,004
                         Insurance:             $47,153          $9,431
                         TI/LC:              $1,950,000              $0
                         CapEx:                $418,750(1)       $7,064
                         Other:                  $4,375              $0
--------------------------------------------------------------------------------
(1)  Immediate Repair Reserve

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $70
CUT OFF DATE LTV:                       75.0%
MATURITY DATE LTV:                      63.4%
UW DSCR:                                1.44x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             SIGNIFICANT TENANTS

                                                             MOODY'S/       SQUARE                     BASE          LEASE
   TENANT NAME                  PARENT COMPANY                S&P(1)         FEET        % OF GLA    RENT PSF    EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------------------------------
TeleCheck Services    First Data Corp (NYSE: FDC)             A1/A+         243,225        57.4%      $15.69    2005, 2006 & 2007(2)
IHS Energy Group      Information Handling Services Group      NAP           49,438        11.7%      $18.78          2009
------------------------------------------------------------------------------------------------------------------------------------

(1)  Ratings provided are for the entity listed in the "Parent Company" field.
(2) Tenant has 6 leases, 3 of which expire during 2005, 1 expires during 2006 and 2 expire during 2007.

                                    41 of 55

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

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1


--------------------------------------------------------------------------------
                    WESTHEIMER AT SAGE OFFICE/RETAIL COMPLEX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
Westheimer Galleria Investments, Ltd. is a single-purpose entity controlled by Bob Yari and Kamyar Mateen, two members of the Yari family. The Yari family has been an active real estate investor since the 1950's, primarily in New York, Texas, California, and Arizona. The Yari family's portfolio includes more than 40 properties (22 of which are in Houston) consisting of approximately 8 million square feet of office, industrial, and retail space.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
The Westheimer at Sage Office/Retail Complex is located on approximately 7.46 acres in the Houston CBD near a shopping district. The subject consists of two multi-story office towers, one retail strip center, one freestanding retail building, one freestanding bank building, and two parking garages. Westheimer at Sage totals 423,869 square feet of rentable space and is 88.9% occupied by a combination of office and retail tenants.

The subject is managed by Transwestern Commercial Services, a company that was founded in 1978 to develop, operate, and own investment-grade commercial properties. As of 2002, Transwestern oversaw on behalf of more than 250 institutional and private equity clients nearly 650 properties representing more than 100 million square feet of office, industrial and retail space.

The loan is structured with a $1,950,000 upfront deposit into the tenant improvement and leasing commission reserve account, with additional deposits required if funds are used at a rate of $500,000/year, to a maximum reserve balance of $2,100,000, replenished if drawn.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
The Westheimer at Sage Office/Retail Complex is located at 5251 and 5333 Westheimer in the City of Houston, Texas. The property is located directly across the street from the Galleria multi-million square foot development featuring 300 stores and restaurants, an ice rink, three office buildings, and two Westin hotels.

The subject is located within the West Loop sub-market of Houston. Houston has approximately 211.2 million square feet of office space in 2,757 buildings with an overall vacancy rate of 15.2%. The sub-market has approximately 23.36 million square feet of office space in 120 buildings with an overall vacancy rate of 17.7% as of the third quarter 2002. Demographic statistics indicate that the population of the City of Houston consists of 1,889,453 persons while the median annual household income of the PMSA is $36,616. Average office rental rates for comparable properties in the West Loop sub-market are $18.17 per square foot as of the third quarter of 2002.
--------------------------------------------------------------------------------
(1) Certain information from the CB Richard Ellis, Inc. appraisal dated December 5, 2002.


------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE

                NUMBER      SQUARE      % OF                  % OF BASE   CUMULATIVE     CUMULATIVE     CUMULATIVE     CUMULATIVE
               OF LEASES     FEET        GLA      BASE RENT      RENT     SQUARE FEET     % OF GLA       BASE RENT      % OF BASE
YEAR           EXPIRING    EXPIRING   EXPIRING    EXPIRING     EXPIRING    EXPIRING       EXPIRING       EXPIRING     RENT EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT            NAP       47,241      11.1%           NAP       NAP        47,241         11.1%              NAP         NAP
2003 & MTM          4        8,353       2.0       $119,437       1.9%       55,500         13.1%         $119,437         1.9%
2004                1        9,127       2.2        182,540       3.0        64,627         15.2%         $301,977         4.9%
2005                8      132,186      31.2      1,998,379      32.5       196,907         46.5%       $2,300,356        37.3%
2006                6       92,675      21.9      1,599,329      26.0       289,582         68.4%       $3,899,685        63.3%
2007                2       65,858      15.5      1,059,902      17.2       355,440         83.9%       $4,959,587        80.5%
2008                0            0       0.0              0       0.0       355,440         83.9%       $4,959,587        80.5%
2009                4       63,169      14.9      1,175,478      19.0       418,609         98.8%       $6,135,065        99.6%
2010                0            0       0.0              0       0.0       418,609         98.8%       $6,135,065        99.6%
2011                4            0       0.0         25,200       0.4       418,609         98.8%       $6,160,265       100.0%
2012                0            0       0.0              0       0.0       418,609         98.8%       $6,160,265       100.0%
AFTER               0            0       0.0              0       0.0       418,609         98.8%       $6,160,265       100.0%
OTHER(2)            4        5,260       1.2              0       0.0       423,869        100.0%       $6,160,265       100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL              33      423,869     100.0%    $6,160,265     100.0%
------------------------------------------------------------------------------------------------------------------------------------

(2) "Other" category is comprised of the leasing office, cleaning room, storage area, and tool shed.


                                    42 of 55

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

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                    WESTHEIMER AT SAGE OFFICE/RETAIL COMPLEX
--------------------------------------------------------------------------------




       [MAP OF WESTHEIMER AT SAGE OFFICE/RETAIL COMPLEX LOCATION OMITTED]




                                    43 of 55

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

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                               TORRANCE CROSSROADS
--------------------------------------------------------------------------------



                    [PICTURE OF TORRENCE CROSSROADS OMITTED]


                    [PICTURE OF TORRENCE CROSSROADS OMITTED]





                                    44 of 55

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

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                               TORRANCE CROSSROADS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:       $29,600,000
CUT-OFF PRINCIPAL BALANCE:        $29,600,000
% OF POOL BY IPB:                 2.8%
LOAN SELLER:                      SBRC
BORROWER:                         Torrance Shopping Towne, LLC
SPONSOR:                          Milton Bilak, Sara Dumont
ORIGINATION DATE:                 8/23/02
INTEREST RATE:                    6.4700%
INTEREST ONLY PERIOD:             12
MATURITY DATE:                    9/1/12
AMORTIZATION TYPE:                IO-Balloon
ORIGINAL AMORTIZATION:            339
REMAINING AMORTIZATION:           339
CALL PROTECTION:                  L(24),Def(88),O(2)
CROSS-COLLATERALIZATION:          NAP
LOCK BOX:                         Hard
ADDITIONAL DEBT:                  NAP
ADDITIONAL DEBT TYPE:             NAP
LOAN PURPOSE:                     Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset
TITLE:                            Fee Simple
PROPERTY TYPE:                    Anchored Retail
SQUARE FOOTAGE:                   128,123
LOCATION:                         Torrance, CA
YEAR BUILT/RENOVATED:             1992
OCCUPANCY:                        100.0%
OCCUPANCY DATE:                   10/31/02
NUMBER OF TENANTS:                7
HISTORICAL NOI:
                2000:             $2,733,355
                2001:             $2,765,967
                2002:             $3,078,615 (Annualized as of 10/31/02)
UW NOI:                           $2,911,513
UW NET CASH FLOW:                 $2,884,134
APPRAISED VALUE:                  $37,200,000
APPRAISAL DATE:                   7/5/02
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:               INITIAL         MONTHLY
                             ---------------------------------------------------
                  Taxes:        $175,794        $35,159
                  Repair::        $1,313         $1,602
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $231
CUT OFF DATE LTV:                       79.6%
MATURITY DATE LTV:                      68.4%
UW DSCR:                                1.26x
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             SIGNIFICANT TENANTS

                                                          MOODY'S/       SQUARE       % OF     SALES      BASE           LEASE
   TENANT NAME               PARENT COMPANY                S&P(1)         FEET        GLA       PSF     RENT PSF     EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------------------------------
THE HOME DEPOT STORE    Home Depot Inc. (NYSE:HD)          Aa3/AA        121,156      94.6%    $592(2)   $22.00           2013
------------------------------------------------------------------------------------------------------------------------------------

(1)  Ratings provided are for the entity listed in the "Parent Company" field.
(2)  For the twelve months period ending June 2002.


                                    45 of 55

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

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                               TORRANCE CROSSROADS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
The sponsors of the loan are Milton Bilak and Sara Dumont. Mr. Bilak has real estate experience in various phases of real estate ownership, including acquisition, finance, management, and development. For the past 20 years his company, Bilak Investment Company, has owned and operated regional shopping centers. Ms. Dumont, who is Mr. Bilak's aunt, has been a passive investor in his various real estate investments. Mr. Bilak's real estate portfolio is comprised of investments ($11.4 million) in 11 commercial properties, mostly retail, located in California, Washington and Nevada. Mr. Bilak and Ms. Dumont are also the sponsors for the Sunmark Plaza Loan.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
The Torrance Crossroads Property is part of the Torrance Crossroads regional shopping center, a 492,233 SF retail center situated on 43.2 acres that was developed in the early to mid 1990s. Major tenants in the center include Sam's Club, Home Depot, Vons, Office Depot, Blockbuster Video, Petco and Longs Drugs. The subject building was constructed in 1992, and is situated on approximately
16.36 acres. It contains a 121,156 SF Home Depot and 6,965 SF of in-line retail space leased to Ruby Jewelry, Stop 4 Nails, Dairy Queen, Choices Beauty Salon, Lox of Bagels and Starbucks Coffee. Home Depot (94.6% of the GLA) has a credit rating of AA/Aa3 from S&P and Moody's, respectively. Home Depot sales for trailing 12 months ending 6/30/02 were $592/SF, significantly above the company's national average, resulting in an occupancy cost of approximately 3.7%.

Torrance Crossroads is managed by Dolmar, Inc., an affiliate of Torrance Shopping Towne, LLC. Dolmar, Inc. has managed real estate investments for Mr. Bilak for the past 20 years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
The Torrance Crossroads Property is located in Torrance, California, which is in South Los Angeles County. The San Diego Freeway (I-405) and Harbor Freeway (I-110) provide regional access to the area. Torrance is Los Angeles County's fourth largest city and the primary business center of the South Bay submarket. The population in Torrance has increased 6.9% since 1990, reaching approximately 138,099 in 2001. The 2001 average household income in the City of Torrance was $78,429.

The Torrance submarket, is a large submarket in the South Los Angeles County market, contains 6,027,496 SF. As of the second quarter 2002, the Torrance submarket's vacancy rate was 6.8%, down from 7.6% the prior quarter, while the overall market vacancy was 5.1%. There were no additions to submarket supply during the first six months of 2002; absorption was positive at 70,686 SF. Also contrary to the overall market, the submarket average asking NNN rental rate increased from $21.96/SF to $24.00/SF during this period. These rents are the second highest in the market, behind the Long Beach submarket.
--------------------------------------------------------------------------------
(1)  Statistics provided by CB Richard Ellis.

------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE

                NUMBER      SQUARE      % OF                  % OF BASE   CUMULATIVE     CUMULATIVE     CUMULATIVE     CUMULATIVE
               OF LEASES     FEET        GLA      BASE RENT      RENT     SQUARE FEET     % OF GLA       BASE RENT      % OF BASE
YEAR           EXPIRING    EXPIRING   EXPIRING    EXPIRING     EXPIRING    EXPIRING       EXPIRING       EXPIRING     RENT EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT             NAP           0       0.0%          NAP       NAP             0          0.0%               NAP         NAP
2003 & MTM          0            0       0.0            $0       0.0%            0          0.0%                $0         0.0%
2004                1          977       0.8        39,669       1.4           977          0.8%           $39,669         1.4%
2005                1          977       0.8        38,003       1.3         1,954          1.5%           $77,673         2.7%
2006                0            0       0.0             0       0.0         1,954          1.5%           $77,673         2.7%
2007                3        3,908       3.1       141,852       4.8         5,862          4.6%          $219,525         7.5%
2008                0            0       0.0             0       0.0         5,862          4.6%          $219,525         7.5%
2009                0            0       0.0             0       0.0         5,862          4.6%          $219,525         7.5%
2010                0            0       0.0             0       0.0         5,862          4.6%          $219,525         7.5%
2011                0            0       0.0             0       0.0         5,862          4.6%          $219,525         7.5%
2012                1        1,105       0.9        41,769       1.4         6,967          5.4%          $261,294         8.9%
AFTER               1      121,156      94.6     2,665,765      91.1       128,123        100.0%        $2,927,059       100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               7      128,123     100.0%   $2,927,059     100.0%
------------------------------------------------------------------------------------------------------------------------------------


                                    46 of 55

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

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                               TORRANCE CROSSROADS
--------------------------------------------------------------------------------




                  [MAP OF TORRENCE CROSSROADS LOCATION OMITTED]






                                    47 of 55

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

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                         PRINCE GEORGE'S METRO CENTER IV
--------------------------------------------------------------------------------




              [PICTURE OF PRINCE GEORGE'S METRO CENTER IV OMITTED]

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                                    48 of 55

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

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                         PRINCE GEORGE'S METRO CENTER IV
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:        $27,000,000
CUT-OFF PRINCIPAL BALANCE:         $27,000,000
% OF POOL BY IPB:                  2.5%
LOAN SELLER:                       JPMCB
BORROWER:                          PGMC IV, LLC
SPONSOR:                           Prince George's Metro Center, Inc.
ORIGINATION DATE:                  2/24/03
INTEREST RATE:                     6.5000%
INTEREST ONLY PERIOD:              NAP
MATURITY DATE:                     3/1/13
AMORTIZATION TYPE:                 Balloon
ORIGINAL AMORTIZATION:             360
REMAINING AMORTIZATION:            360
CALL PROTECTION:                   L(24),Def(92),O(4)
CROSS-COLLATERALIZATION:           NAP
LOCK BOX:                          NAP
ADDITIONAL DEBT:                   NAP
ADDITIONAL DEBT TYPE:              NAP
LOAN PURPOSE:                      Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Single Asset
TITLE:                             Fee Simple/Leasehold
PROPERTY TYPE:                     Suburban Office
SQUARE FOOTAGE:                    178,450
LOCATION:                          Hyattsville, MD
YEAR BUILT/RENOVATED:              2002
OCCUPANCY:                         100.0%
OCCUPANCY DATE:                    8/14/02
NUMBER OF TENANTS:                 1
HISTORICAL NOI:                    NAV
UW NOI:                            $3,290,302
UW NET CASH FLOW:                  $3,077,947
APPRAISED VALUE:                   $40,000,000
APPRAISAL DATE:                    8/23/02
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:

        TI/LC:                  Springing reserve of $60,000 per year
                                beginning in year six of the loan for a total of $300,000 at maturity.

        Taxes & Insurance:      Pursuant to the lease, the lessee (tenant) is
                                responsible for taxes & insurance associated
                                with the property
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:           $151
CUT OFF DATE LTV:               67.5%
MATURITY DATE LTV:              58.1%
UW DSCR:                        1.50x
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             SIGNIFICANT TENANTS

                                                             MOODY'S/       SQUARE                      BASE           LEASE
   TENANT NAME                  PARENT COMPANY                S&P(1)         FEET        % OF GLA     RENT PSF     EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------------------------------
GENERAL SERVICES                United States
ADMINISTRATION                  Federal Government            Aaa/AAA       178,450         100%        $28.16          2013
------------------------------------------------------------------------------------------------------------------------------------


                                    49 of 55

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                         PRINCE GEORGE'S METRO CENTER IV
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
Herschel W. Blumberg is the president and sole of owner of Prince George's Metro Center, Inc., which is the sponsor of the Prince George's Metro Center IV Loan. Prince George's Metro Center, Inc. is a development company that is building University Town Center, a complex of office, retail, residential and entertainment buildings that includes the Prince George's Metro Center IV Property. In addition, Mr. Blumberg is the President of Arcola, which is developing 816 residential lots in Montgomery County, Maryland. Since 1948, he has been involved in various real estate ventures, including the design, construction and management of a 2.5 million square foot multi-use project, University Town Center at Prince George's Metro Center. Prior to the completion of the Prince George's Metro Center IV property, Prince George's Metro Center, Inc. had already completed three of the University Town Center buildings (1.2 million square feet). The balance of University Town Center, containing 35 acres, has been completely zoned and is now being planned for development.

As a builder-developer Mr. Blumberg has been involved in the building of a 42,000 square foot medical center in Marlow Heights, 789 apartment units, over 600 houses and, the development of over 10,000 residential lots, and is presently developing 814 lots for single family homes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
The Prince George's Metro Center IV is a recently constructed Class A office building containing 178,450 square feet on 1.01 acres. The Prince George's Metro Center IV property is seven stories in height, with a lower level for storage. The Prince George's Metro Center IV was a build-to-suit space for the General Services Administration (GSA). The space will be occupied by the U.S. Department of Health and Human Services. The U.S. Department of Health and Human Services has been at the Metro Center for 20 years and is expanding its space by moving to the property.

The GSA lease does not contain any termination rights or appropriation clauses. The tenant may vacate the subject property in whole or part upon 30 days notice. Upon such occurrence, the rental rate shall be reduced by $1.66 per square foot of vacated space.

The Prince George's Metro Center IV Property is managed by JBG/Commercial Management, LLC, which is an affiliate of JBG Companies. Founded in 1962, JBG has served as owner, developer and/or manager of over 20,000,000 square feet of office space, 4,000,000 square feet of retail space, 4,000 residential units, and five hotel properties in the Greater Washington, D.C. area. JBG/Commercial Management, LLC is also the manger of the three other office building at the Prince George Metro Center.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(2)
--------------------------------------------------------------------------------
The Prince George's Metro Center IV is located in Hyattsville, Maryland in the Washington, D.C. Primary Metropolitan Statistical Area (PMSA). Hyattsville is part of Prince George's County, which is between Washington, D.C. and Baltimore, Maryland. Prince George's County borders Washington, D.C. on the east and is 37 miles south of the City of Baltimore, Maryland. There are more than a dozen federal agencies in Prince George's County with three new significant federal agency facilities under construction. The Prince George's Metro Center IV is located toward the southern portion of College Park and just a few miles south of the University of Maryland. The Prince George's Metro Center Property is located in a university community with access to the major traffic arteries connecting the surrounding metropolitan Washington, D.C. and Baltimore areas and is serviced by the MetroRail system. The Price George's Metro Center IV is less than one mile away from the University of Maryland

Population in the Washington, D.C., Maryland, Virginia, and West Virginia has grown 1.51% from 1990 to 2001 to 4,978,726 people. Average household income in the Washington, D.C., Maryland, Virginia, and West Virginia areas is $86,426, which represents a 4.08% increase since 1990.

The Washington, D.C. market, which includes the Prince George's Town Center Property, includes the Washington, D.C. Central Business District, Suburban Maryland and Northern Virginia. Combined these three areas contain an office market inventory of 243.8 million square feet, which ranks the metro area third in the nation in terms of office space inventory, after the metro areas of New York and Los Angeles.

The Suburban Maryland submarket (Hyattsville/Riverdale) has a total office market inventory of 2.9 million square feet. Current vacancy in the Suburban Maryland Submarket is 13.3%, with vacancy of 10.8% for units built after 1994. During 2002, the Suburban Maryland Submarket had 535,000 square feet enter the market, with net absorption of 462,000 square feet.(2)
--------------------------------------------------------------------------------
(1) Certain information from the Cushman & Wakefield of Washington, D.C., Inc. appraisal dated August 23, 2002.

(2)  All data for the Suburban Maryland Submarket from Reis, as-reported in
     SubTrend: Suburban Maryland, Office: Hyattsville/Riverdale-4th Quarter
     2002.


                                    50 of 55

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                         PRINCE GEORGE'S METRO CENTER IV
--------------------------------------------------------------------------------



            [MAP OF PRINCE GEORGE'S METRO CENTER IV LOCATION OMITTED]




                                    51 of 55

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                SPRINGFIELD PLAZA
--------------------------------------------------------------------------------



                     [PICTURE OF SPRINGFIELD PLAZA OMITTED]



                     [PICTURE OF SPRINGFIELD PLAZA OMITTED]






                                    52 of 55

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                SPRINGFIELD PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:           $26,000,000
CUT-OFF PRINCIPAL BALANCE:            $26,000,000
% OF POOL BY IPB:                     2.4%
LOAN SELLER:                          JPMCB
BORROWER:                             Springfield Plaza, LLC
SPONSOR:                              Karl W. Corby III, Clarence Dodge Jr. &
                                      Carl H. Knessi
ORIGINATION DATE:                     12/23/02
INTEREST RATE:                        5.1000%
INTEREST ONLY PERIOD:                 24
MATURITY DATE:                        1/1/13
AMORTIZATION TYPE:                    IO-Balloon
ORIGINAL AMORTIZATION:                360
REMAINING AMORTIZATION:               360
CALL PROTECTION:                      L(24),Def(90),O(4)
CROSS-COLLATERALIZATION:              NAP
LOCK BOX:                             NAP
ADDITIONAL DEBT:                      NAP
ADDITIONAL DEBT TYPE:                 NAP
LOAN PURPOSE:                         Refinance
--------------------------------------------------------------------------------
(1) Mars Music Centers recently vacated its space (28,000 square feet; 10.6% of the GLA) due to a corporate bankruptcy.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:         Single Asset
TITLE:                          Fee Simple
PROPERTY TYPE:                  Anchored Retail
SQUARE FOOTAGE:                 263,774
LOCATION:                       Springfield, VA
YEAR BUILT/RENOVATED:           1960/2001
OCCUPANCY:                      80.0%(1)
OCCUPANCY DATE:                 12/1/02
NUMBER OF TENANTS:              46
HISTORICAL NOI:
                2000:           $4,693,182
                2001:           $4,720,788
                2002:           $5,277,518
UW NOI:                         $3,874,411
UW NET CASH FLOW:               $3,632,845
APPRAISED VALUE:                $59,100,000
APPRAISAL DATE:                 11/20/02
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                    INITIAL              MONTHLY
                                  ----------------------------------------------
                  Taxes:             $78,263              $39,132
                  Environmental:        $495                   $0
                  Other:            $126,500(1)                $0
--------------------------------------------------------------------------------
(1) Upfront Escrow that will be released once Trader Joe's and Inova have taken occupancy of there spaces and are paying rent.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:           $99
CUT OFF DATE LTV:               44.0%
MATURITY DATE LTV:              38.2%
UW DSCR:                        2.14x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             SIGNIFICANT TENANTS
                                                                                                                           LEASE
                                                             MOODY'S/       SQUARE       % OF     SALES       BASE       EXPIRATION
   TENANT NAME                      PARENT COMPANY            S&P(5)         FEET        GLA       PSF      RENT PSF        YEAR
------------------------------------------------------------------------------------------------------------------------------------
GIANT FOOD & DRUG               Royal Ahold (NYSE: AHO)      Ba3/BB+        48,584       18.4%    $510        $7.29         2012
HALLMARK LAMP FACTORY OUTLET    NAP                            NAP          14,019        5.4%      NAP      $15.94         2005
CVS PHARMACY                    CVS Corp. (NYSE: CVS)         A2/A          11,500        4.4%   $1,037      $34.86         2010
GATEWAY COUNTRY                 Gateway (NYSE: GTW)           Ba3/B+        11,460        4.3%      NAP      $22.00         2008
------------------------------------------------------------------------------------------------------------------------------------

                                    53 of 55

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1

--------------------------------------------------------------------------------
                                SPRINGFIELD PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
Springfield Plaza L.P., the current owner of the borrower is the original developer of the Springfield Plaza Property. Karl W. Corby III, Clarence Dodge Jr. & Carl H. Knessi are the owners of Springfield Plaza, L.P.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
The Springfield Plaza Property is a 263,774 square foot community shopping center built in five phases between 1960 and 1987. The property recently underwent renovations of $4 million. The renovations to the Springfield Plaza Property included a new faade, landscaping, paving, lighting and some roof replacements. Sales at the Springfield Plaza Property have been strong with Giant Food & Drug reporting December 2002 trailing twelve month sales of $510 per square foot and CVS Pharmacy reporting sales of $1,037 per square foot. Giant Food & Drug is the sole anchor of the Springfield Plaza Property and has been in occupancy since 1960.

The Springfield Plaza Property was 90.5% leased. Mars Music, which occupied 28,000 square feet (10.6% of the GLA) recently vacated due to a corporate bankruptcy filing. No rent associated with the Mars Music Space was underwritten by the mortgage loan seller. Mars Music had reportedly achieved sales per square foot of $281 at the Springfield Plaza Property.

The Springfield Plaza Property is managed by Rappaport Management Company, the Rappaport Companies were founded in 1984 and have 30 full-time employees who develop, manage and lease 22 retail properties totaling approximately 3.5 million square feet in the Metropolitan DC area and mid-Atlantic region.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
The Springfield Plaza Property is located in Fairfax County, Virginia, within the northwest quadrant of Interstate 95 and Old Keene Mill Road (Route 644). The City of Alexandria is located approximately three miles to the northeast, and Washington, D.C. is 10 miles in the same direction. The Springfield Plaza Property is part of the Washington, D.C. Primary Metropolitan Statistical Area
(PMSA).

Population within a five-mile radius of the Springfield Plaza Property increased 2.6% between 1990 and 2002 to 309,528. Household income in the same area was $121,968 as of 2002.

The Northern Virginia retail market has an overall inventory of 34.6 million square feet. The Northern Virginia retail market reported a third quarter 2002 vacancy of 4.1%; compared to a national average vacancy of 7.0%. From 1997 to 2002 average rental rates have increased in the Northern Virginia retail market from $17.23 to $20.42, an increase of $3.19 per square foot or 18.5% increase.
--------------------------------------------------------------------------------
(1)  Certain information from the CB Richard Ellis appraisal dated November
     20, 2002.

------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE

                NUMBER      SQUARE      % OF                  % OF BASE   CUMULATIVE     CUMULATIVE     CUMULATIVE     CUMULATIVE
              OF LEASES      FEET        GLA      BASE RENT      RENT     SQUARE FEET     % OF GLA       BASE RENT      % OF BASE
YEAR           EXPIRING    EXPIRING   EXPIRING    EXPIRING     EXPIRING    EXPIRING       EXPIRING       EXPIRING     RENT EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT            NAP       52,795      20.0%           NAP        NAP       52,795         20.0%              NAP         NAP
2003 & MTM          4       18,694       7.1%      $341,565       8.3%       71,489         27.1%          $341,565        8.3%
2004               10       29,123      11.0%      $794,904      19.3%      100,612         38.1%        $1,136,470       27.6%
2005                7       22,657       8.6%      $396,738       9.7%      123,269         46.7%        $1,533,207       37.3%
2006                5        7,982       3.0%      $234,007       5.7%      131,251         49.8%        $1,767,214       43.0%
2007                7       24,405       9.3%      $472,410      12.2%      155,656         59.0%        $2,270,626       55.2%
2008                5       19,926       7.6%      $472,410      11.5%      175,582         66.6%        $2,743,036       66.7%
2009                0            0       0.0%            $0       0.0%      175,582         66.6%        $2,743,036       66.7%
2010                2       15,810       6.0%      $487,672      11.9%      191,392         72.6%        $3,230,707       78.6%
2011                1        4,039       1.5%      $121,170       2.9%      195,431         74.1%        $3,351,877       81.5%
2012                3       59,673      22.6%      $568,802      13.8%      255,104         96.7%        $3,920,680       95.4%
AFTER               2        8,670       3.3%      $189,780       4.6%      263,774        100.0%        $4,110,459      100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL              46      263,774     100.0%    $4,110,459     100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                    54 of 55

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2003-C1


--------------------------------------------------------------------------------
                                SPRINGFIELD PLAZA
--------------------------------------------------------------------------------



                   [MAP OF SPRINGFIELD PLAZA LOCATION OMITTED]




                                    55 of 55

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REPRESENTATIVE.